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                                                                  EXHIBIT 10.2


                                  MASTER LEASE
                                     DATED
                                FEBRUARY 1, 1997
                                    BETWEEN

                        GETTY REALTY CORP., AS LANDLORD,

                                      AND

                   GETTY PETROLEUM MARKETING INC., AS TENANT























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                               TABLE OF CONTENTS

           Paragraph                                                   Page

           1    Definitions............................................ 2

           2    Term................................................... 8

           3    Rent................................................... 9

           4    Additional Payments by Tenant; Impositions............ 10

           5    Use................................................... 11

           6    Compliance with Law................................... 12

           7    Maintenance and Alterations........................... 12

           8    Prohibited Liens...................................... 14

           9    Hazardous Substances; Environmental Indemnification... 14

          10    Indemnification; Liability of Landlord................ 15

          11    Right of Contest...................................... 17

          12    Insurance............................................. 18

          13    Damage or Destruction................................. 20

          14    Condemnation.......................................... 20

          15    Transfers by Landlord................................. 21

          16    Transfers by Tenant; Dealer Leases.................... 22

          17    Quiet Enjoyment....................................... 23

          18    Default by Tenant; Remedies........................... 24

          19    Termination........................................... 28

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    Paragraph                                                           Page

    20  Notices.......................................................... 28

    21  No Broker........................................................ 28

    22  Economic Abandonment............................................. 29

    23  Third Party Leases............................................... 29

    24  Waivers.......................................................... 30

    25  Further Assurances; Additional Deliveries........................ 30

    26  Miscellaneous.................................................... 31

    27  Interpretation; Execution and Application of Lease............... 32


                                 _____________





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     MASTER LEASE

     ATTACHMENTS:




     Exhibit "A" = Legal Description
     Exhibit "B" = Third Party Lease locations
     Exhibit "C" = Permitted Exceptions
     Exhibit "D" = Premises with Non-complying UST's
     Exhibit "E" = Premises with Ongoing Remediations
     Exhibit "F" = Dealers in Default


     Schedule 1 -   Initial Term Fixed Rent










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                             INDEX OF DEFINED TERMS


                   DEFINED TERM                               PAGE
                   ------------                               ----

                   Additional Rent .......................      2
                   Business Day ..........................      2
                   Casualty ..............................      2
                   Certifying Party ......................     30
                   Clean-Up Obligor ......................     15
                   Commencement Date......................      2
                   Condemnation ..........................      2
                   Construction Work .....................      2
                   Contest ...............................     17
                   County ................................      2
                   Dealers ...............................      1
                   Default ...............................      2
                   Distribution Agreement.................      1
                   Equipment Liens .......................      2
                   Environmental Law......................      3
                   Estoppel Certificate...................      3
                   Event of Default ......................     23
                   Fee Estate ............................      3
                   Fee Mortgage ..........................      3
                   Fixed Rent ............................      9
                   Government ............................      3
                   Hazardous Substances...................      3
                   Hazardous Substances Discharge.........      4
                   Impositions ...........................      4
                   Include ...............................     33
                   Including .............................     33
                   Indemnify .............................      4
                   Indemnitee ............................      4
                   Indemnitor ............................      5
                   Initial Term ..........................      8
                   Insubstantial Condemnation.............      5
                   Land ..................................      1
                   Landlord ..............................      5
                   Law ...................................      5
                   Laws ..................................      5
                   Lease .................................      1
                   Leasehold Estate ......................      5



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                       INDEX OF DEFINED TERMS (continued)

                       DEFINED TERM                 PAGE
                       ------------                 ----

                       Legal Costs ...............   5
                       Monetary Default ..........   5
                       Non-Monetary Default ......   5
                       Notice ....................   5
                       Notice of Default .........   5
                       Permitted Exceptions ......   1
                       Person ....................   6
                       Petroleum Terminal ........   6
                       Premises ..................   6
                       Prime Rate ................   6
                       Prohibited Liens ..........   6
                       Renewal Option ............   6
                       Renewal Term ..............   8
                       Rent ......................   6
                       Requesting Party ..........  30
                       Service Station ...........   6
                       State .....................   6
                       Sublease ..................   7
                       Substantial Condemnation...   7
                       Subtenant .................   7
                       Subtenants ................   7
                       Temporary Condemnation.....   7
                       Tenant ....................   7
                       Term ......................   8
                       Termination Date ..........   7
                       Third Party Lease .........   7
                       Third Party Lessor ........   7
                       Transfer ..................  21
                       Unavoidable Delay .........   7
                       UST .......................   8
                       Waiver of Subrogation .....   8


                                   ________

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This MASTER LEASE (the "Lease") is made and entered into on February 1, 1997
(the "Commencement Date"), between Getty Realty Corp., a Delaware corporation whose address is 125 Jericho Turnpike, Jericho, New York 11753 ("Landlord"), and Getty Petroleum Marketing Inc., a Maryland corporation whose address is 125 Jericho Turnpike, Jericho, New York 11753 ("Tenant").

                                R E C I T A L S

     A. Landlord holds good and marketable fee simple absolute title to the lands described in EXHIBIT A, (the "Land"), together with: (a) all buildings, structures and other improvements and appurtenances presently located on the Land; (b) all right, title and interest of Landlord, if any, in and to the land lying in the bed of any street or highway in front of or adjoining the Land to the center line of such street or highway; (c) the appurtenances and all the estate and rights of Landlord in and to the Land; (d) any strips or gores adjoining the Land; and (e) all right, title and interest of Landlord, if any, in and to any furnishings, fixtures, equipment or other personal property attached or appurtenant to any improvements located on the Land which are not being transferred to Tenant on the date hereof (all, collectively, together with the properties set forth in Exhibit B, the "Premises") subject only to the estates, interests, liens, charges and encumbrances set forth in EXHIBIT C (the "Permitted Exceptions").

     B. Landlord (including certain of its subsidiaries) is the lessee of certain Premises described in EXHIBIT B (the "Third Party Leases").

     C. The Premises consist of Petroleum Terminals and Service Stations.

     D. Landlord and Tenant have entered into that certain Reorganization and Distribution Agreement dated as of _______, 1997 (the "Distribution Agreement") transferring to Tenant the Marketing Assets and Marketing Business (as such terms are defined in the Distribution Agreement) in anticipation of a distribution by Landlord of the common stock of Tenant to the stockholders of Landlord.

     E. In accordance with the Distribution Agreement, Landlord desires to lease or sublease the Premises to Tenant, and Tenant desires to lease or sublease the Premises from Landlord, most of which Service Station Premises are subject to the tenancies of lessee-dealers ("Dealers").

     F. The parties desire to enter into this Lease to set forth their rights and obligations relating to the Premises.

     NOW, THEREFORE, in exchange for good and valuable consideration, Landlord hereby leases and subleases the Premises to Tenant and Tenant hereby takes and hires the Premises from Landlord, subject only to the Permitted Exceptions, and the Dealers' tenancies, for the Term (as hereinafter defined), upon the terms and conditions of this Lease.

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1       Definitions.

     The following definitions shall apply throughout this Lease, in addition to any other definitions elsewhere in this Lease. An Index of Defined Terms follows the signature page.

     1.1   Additional Rent.   The term "Additional Rent" means any and all sums
and payments that this Lease requires Tenant to pay to Landlord, except Fixed Rent. Additional Rent shall also include all Impositions.

     1.2 Business Day. A "Business Day" means any weekday on which banks in the State of New York are generally open to conduct regular banking business with bank personnel.

     1.3 Casualty. A "Casualty" means any damage or destruction affecting any or all structures or other improvements located on the Premises.

     1.4 Commencement Date. February 1, 1997 for all Premises, except for those Premises requiring consent to a sublease from a Third Party Lessor, which shall commence on such later date upon which consent is obtained.

     1.5 Condemnation. A "Condemnation" means any taking of the Premises or any part of the Premises by condemnation or by exercise of any right of eminent domain, or by any similar proceeding or act of any Government.

     1.6 Construction Work. The term "Construction Work" means any alteration, modification, demolition, or other construction or reconstruction work, or the construction or reconstruction of any new improvements, or repair of any existing improvements, located on, under or at the Premises.

     1.7 County. The "County" means the county where the Premises are located.

     1.8  Default.  A "Default" means any Monetary Default or Non-Monetary
Default.

     1.9 Equipment Liens. The term "Equipment Liens" means purchase-money security interests, financing leases, personal property liens, and similar arrangements (including the corresponding UCC-1 financing statements) relating to Tenant's acquisition, encumbering or financing of personal property, fixtures or equipment used in connection with the operation of any business on the Premises not prohibited by this Lease, any Third Party Lease or any Fee Mortgage on the Premises, that are leased, purchased pursuant to conditional sale or installment sale arrangements, encumbered by a security agreement made by Tenant, or used under licenses, such as convenience food store equipment, gasoline marketing equipment, UST's, furniture, fixtures and equipment, telephone, telecommunications and facsimile transmission equipment, point of sale equipment, televisions, radios, and computer systems, provided that each

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Equipment Lien encumbers or otherwise relates to only the property financed or otherwise provided by the secured party under such Equipment Lien.

     1.10 Environmental Law. The term "Environmental Law" shall mean any Law related to environmental conditions on, under, or about the Premises, or arising from use or occupancy of the Premises, including soil, air and ground water conditions, or governing the use, generation, storage, transportation, disposal, release, clean-up or control of Hazardous Substances in, on, at, to or from the Premises.

     1.11 Estoppel Certificate. An "Estoppel Certificate" means a statement in writing containing any or all of the following statements (identifying in reasonable detail any exceptions that may exist at the time), as requested by either party: (a) this Lease has not been amended, constitutes the entire agreement between Landlord and Tenant relating to the Premises, and is in full force and effect; (b) neither Landlord nor Tenant is in default under this Lease and to the best of the signer's knowledge no facts or circumstances exist that, with the passage of time or the giving of notice, would constitute defaults under this Lease by Landlord or Tenant; (c) Tenant has paid all Rent to date; (d) the Commencement Date or any other then-ascertainable date relevant to this Lease; and (d) such other matters as either party shall reasonably request.

     1.12 Fee Estate. The "Fee Estate" means Landlord's fee estate in the Premises or any part of the Premises or any direct or indirect interest in such fee estate or, in the case of Premises owned by a Third Party Lessor, the fee estate of such Third Party Lessor.

     1.13 Fee Mortgage. A "Fee Mortgage" means any mortgage, deed of trust, deed to secure debt, assignment, security interest, pledge, financing statement or any other instrument(s) or agreement(s) intended to grant security for any obligation encumbering the Fee Estate, as entered into, renewed, modified, amended, extended or assigned from time to time during the Term.

     1.14   Fixed Rent.   Fixed Rent shall include all rent payable under
Section 3.1 including Rent payable to Third Party Lessors.

     1.15 Government. The term "Government" means each and every applicable governmental authority, department, agency, bureau or other entity or instrumentality having jurisdiction over the Premises, including the federal government of the United States, the State government and any subdivisions and municipalities thereof, including the County government, and all other applicable governmental authorities and subdivisions thereof.

     1.16 Hazardous Substances. The term "Hazardous Substances" shall include flammable substances, explosives, radioactive materials, asbestos, polychlorinated biphenyls, chemicals known to cause cancer or reproductive toxicity, pollutants, contaminants, hazardous wastes, medical wastes, toxic substances or related materials, petroleum and petroleum products, and substances declared to be hazardous or toxic by Environmental Law.

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     1.17  Hazardous Substances Discharge.  The term "Hazardous Substances
Discharge" shall mean any deposit, spill, discharge, or other release of Hazardous Substances that occurs at or from the Premises or that arises at any time from the use, occupancy or operation of the Premises or any activities conducted therein.

     1.18 Impositions. The term "Impositions" means all taxes, special and general assessments, water rents, rates and charges, commercial rent taxes, UST fees and taxes, sewer rents and other impositions and charges of every kind and nature whatsoever with respect to the Premises, that may be assessed, levied, confirmed, imposed or become a lien on the Premises (other than on account of any actions or omissions of Landlord or Third Party Lessor or conditions existing on, at or with respect to the Premises before the Commencement Date) by or for the benefit of any Government with respect to any period during the Term together with any taxes and assessments that may be levied, assessed or imposed by any Government upon the gross income arising from any Rent or in lieu of or as a substitute, in whole or in part, for taxes and assessments imposed upon or related to the Premises and commonly known as real estate taxes. Notwithstanding the foregoing, all such obligations of a lessee in a Third Party Lease are also Impositions. The term "Impositions" shall, however, not include any of the following, all of which Landlord shall pay before delinquent or payable only with a penalty: (a) any franchise, income, excess profits, estate, inheritance, succession, transfer, gift, corporation, business, capital levy, or profits tax, or license fee, of Landlord, (b) the incremental portion of any of the items listed in this paragraph that would not have been levied, imposed or assessed but for any sale or other direct or indirect transfer of the Fee Estate or of any interest in Landlord during the Term, (c) any charges that would not have been payable but for any act or omission of Landlord or conditions existing on, at or with respect to the Premises before the Commencement Date, (d) any charges that are levied, assessed or imposed against the Premises during the Term based on the recapture or reversal of any previous tax abatement or tax subsidy, or compensating for any previous tax deferral or reduced assessment or valuation, or based on a miscalculation or misdetermination of any charge(s) of any kind imposed or assessed with respect to the Premises, relating to any period(s) before the Commencement Date, and (e) interest, penalties and other charges with respect to items "a" through "d."

     1.19 Indemnify. Wherever this Lease provides that a party shall "Indemnify" another from or against a particular matter, such term means that the Indemnitor shall indemnify the Indemnitee (and the owner of the Fee Estate and their respective partners, officers, directors, agents and employees) and defend and hold the Indemnitee (and the owner of the Fee Estate and their respective partners, officers, directors, agents and employees) harmless from and against any and all loss, cost, claims, liability, penalties, judgments, damage or other injury, detriment, or expense (including Legal Costs, interest and penalties) reasonably incurred or suffered by the Indemnitee (and its partners, officers, directors, agents and employees) on account of the matter that is the subject of such indemnification or in enforcing the Indemnitor's indemnity.

     1.20 Indemnitee. An "Indemnitee" is a party that is entitled to be Indemnified pursuant to this Lease.

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     1.21  Indemnitor.  An "Indemnitor" is a party that agrees to Indemnify another party pursuant to this Lease.

     1.22 Insubstantial Condemnation. An "Insubstantial Condemnation" means any Condemnation other than a Substantial Condemnation.

     1.23 Landlord. Getty Realty Corp. and certain of its subsidiaries, who have approved this Lease on the signature page hereof.

     1.24 Law. The term "Law" or "Laws" means all laws, ordinances, requirements, orders, directives, rules and regulations of any applicable Government affecting the development, improvement, alteration, use, maintenance, operation or occupancy of the Premises or any part of the Premises, whether in force at the Commencement Date or passed, enacted or imposed at some time in the future, subject in all cases, however, to all applicable waivers, variances and exemptions limiting the application of the foregoing to the Premises.

     1.25 Leasehold Estate. The "Leasehold Estate" means Tenant's leasehold estate under this Lease, upon and subject to all the terms and conditions of this Lease, and any Third Party Lease affecting the Premises, or any part of such leasehold estate or any direct or indirect interest in such leasehold estate.

     1.26 Legal Costs. "Legal Costs" means all reasonable costs and expenses incurred by a party to this Lease in connection with any legal proceeding, including reasonable attorneys' fees, consultant's fees, court costs, and expenses.

     1.27 Monetary Default. A "Monetary Default" means any failure by Tenant to pay any Rent or other sum(s) of money, including Additional Rent payable pursuant to this Lease, when and as required to be paid pursuant to this Lease.

     1.28 Non-Monetary Default. A "Non-Monetary Default" means any failure by Tenant to comply with any terms or provisions of, or perform as required, by this Lease, other than a Monetary Default.

     1.29 Notice. The term "Notice" means any notice, demand, request, election, designation, or consent, including any of the foregoing relating to a Default or alleged Default, that is permitted, required or desired to be given by either party in connection with this Lease. Notices shall be delivered, and shall become effective, only in accordance with the requirements of Paragraph 20.

     1.30 Notice of Default. A "Notice of Default" means any Notice from one party to the other claiming or giving Notice of a Default or alleged Default by the recipient.


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     1.31  Person.  "Person" is an individual, corporation or partnership, including without limitation, Power Test Realty Company Limited Partnership.

     1.32 Petroleum Terminal. "Petroleum Terminal" is a Premises which is a terminal for the storage and distribution of petroleum products either owned or leased by Landlord or one of its subsidiaries.

     1.33 Premises.   Each property listed in Exhibits A and B and,
collectively, all of the properties listed in Exhibits A and B, except for those properties which may be deleted from time to time by Substantial Condemnation, or by the expiration of a Third Party Lease or by not exercising a Renewal Option.

     1.34 Prime Rate. The "Prime Rate" means the prime rate or equivalent "base" or "reference" rate for corporate loans that, at Landlord's election, by Notice to Tenant, is: (a) published from time to time in the Wall Street Journal; (b) announced from time to time by Chase Manhattan Bank, New York, New York, or any other large United States "money center" commercial bank designated by Landlord; or (c) if such rate is no longer so published or announced, then a reasonably equivalent rate published by an authoritative third party designated by Landlord. Notwithstanding anything to the contrary in this paragraph, the Prime Rate shall never exceed the highest rate of interest legally permitted to be charged in transactions of the character of this Lease between parties of a character similar to Landlord and Tenant.

     1.35 Prohibited Liens. A "Prohibited Lien" means any mechanic's, vendor's, laborer's or material supplier's statutory lien or other similar lien arising by reason of work, labor, services, equipment or materials supplied, or claimed to have been supplied, to Tenant, which lien either: (a) is filed against the Fee Estate or (b) is filed against the Leasehold Estate and, upon termination of this Lease, would under the law of the State attach to the Fee Estate. Notwithstanding anything to the contrary in this Lease, an Equipment Lien shall not constitute a Prohibited Lien and nothing in this Lease shall prohibit Tenant from creating, or require Tenant to remove, any Equipment Lien except upon termination of this Lease.

     1.36 Renewal Option.  The right to renew the Lease as provided in Section
2.1 for each Premises individually.

     1.37  Rent.  The "Rent" means Fixed Rent and Additional Rent.

     1.38 Service Station. A Premises which is currently used to sell motor fuels or convenience store items or both, and in some instances is used for motor vehicle repairs and/or other services ancillary to the sale of motor fuels or convenience store items.

     1.39  State.  The "State" means the State where the Premises are located.

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     1.40  Sublease.  The term "Sublease" means any sublease of the Premises or any part of the Premises, or any other agreement or arrangement (including a license agreement or concession agreement) made by Tenant granting any third party the right to occupy, use or possess any portion of the Premises. The leases to the Dealers assigned under Paragraph 16.2 are Subleases.

     1.41 Substantial Condemnation. A "Substantial Condemnation" means any Condemnation that, in Tenant's reasonable judgment, renders the remaining portion of the Premises unsuitable for the conduct of Tenant's business as a gasoline service station and/or convenience store or such other permitted, lawful use at the time of the Condemnation. Tenant may waive its right to treat as a Substantial Condemnation any Condemnation that would otherwise qualify as such.

     1.42 Subtenant. The term "Subtenant" means any person having rights of occupancy, use or possession under a Sublease, and any concessionaires and licensees that Tenant elects to treat as Subtenants. The Dealers are Subtenants.

     1.43 Temporary Condemnation. A "Temporary Condemnation" means a Condemnation relating to the temporary right to use or occupy the Premises or any part of the Premises.

     1.44 Tenant. Getty Petroleum Marketing Inc. and for certain Premises located in the Mid-Hudson Valley, Kingston Oil Supply Corp.

     1.45 Termination Date. The "Termination Date" means the date when this Lease terminates or expires (i) for any Premises for which a Renewal Option is not exercised, (ii) for Third Party Leases upon their expiration date, and
(iii) for all Premises, whether pursuant to the expiration of the Term as provided for in this Lease or pursuant to Landlord's exercise of remedies upon occurrence of an Event of Default.

     1.46 Third Party Lease. A lease between a Third Party Lessor and Landlord or a subsidiary of Landlord for the Premises.

     1.47 Third Party Lessor. A Person who owns Premises and leases it to Landlord or a subsidiary of Landlord. Power Test Realty Company Limited Partnership is a Third Party Lessor.

     1.48 Unavoidable Delay. The term "Unavoidable Delay" means a delay in the performance of any obligation under this Lease (excluding in any case any obligation to pay money) arising from or on account of any cause whatsoever beyond the reasonable control of the person required to perform, including strikes, labor troubles, litigation, Casualty, Condemnation, accidents, Laws, governmental preemption, war, riots, and other causes beyond such party's reasonable control, whether similar to or dissimilar to the causes specifically enumerated in this

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paragraph.  In no event shall Unavoidable Delay be deemed to include any delay caused by a person's financial condition.

     1.49 UST. An underground storage tank including related piping, underground pumps, wiring and their monitoring devices.

     1.50 Waiver of Subrogation. A "Waiver of Subrogation" means a provision in, or endorsement to, any insurance policy required by this Lease, by which the insurance carrier agrees to waive all rights of recovery by way of subrogation against either party to this Lease in connection with any loss covered by such insurance policy.

2 Term.

     2.1 Initial Term and Renewal Term(s). The initial term of this Lease (the "Initial Term") shall commence on the Commencement Date. The Initial Term shall continue until 11:59 p.m. on January 31, 2012, unless terminated sooner. Except as provided in Paragraph 23.3, Tenant shall have the absolute and unconditional right and option (each such right and option, a "Renewal Option") to extend and renew this Lease as to any or all of the Premises upon the same terms and conditions (except for rental) as this Lease, for four (4) additional successive periods (each, a "Renewal Term") following expiration of the Initial Term. Tenant shall exercise each Renewal Option, if at all, by giving Landlord Notice thereof (in compliance with this Lease) at least two (2) years before the first day of the corresponding Renewal Term. Wherever this Lease refers to the "Term," such reference means the Initial Term as extended from time to time, pursuant to Tenant's Renewal Option(s), to include one or more Renewal Term(s), so that upon Tenant's exercise of any Renewal Option(s), the "Term" shall include the corresponding Renewal Term(s). At the expiration or termination of (i) the Lease as applicable to any Premises and (ii) the final Renewal Term provided for below, Tenant shall have no further rights to renew or extend this Lease (x) as it applies to any Premises not previously extended or renewed and (y) at the expiration of the final Renewal Term. The Renewal Options and Renewal Terms are as follows:

     2.1.1 First Renewal Term. The first Renewal Term shall be for a period of ten (10) years beginning on February 1, 2012 and ending on January 31, 2022.

     2.1.2 Second Renewal Term. The second Renewal Term shall be for a period of ten (10) years beginning on February 1, 2022 and ending on January 31, 2032.

     2.1.3 Third Renewal Term. The third Renewal Term shall be for a period of ten (10) years beginning on February 1, 2032 and ending on January 31, 2042.

     2.1.4 Fourth Renewal Term. The fourth and final Renewal Term shall be for a period of ten (10) years beginning on February 1, 2042 and ending on January 31, 2052.


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     2.2.  Default by Tenant.  Tenant's Renewal Options shall remain effective notwithstanding Tenant's Default, unless and until all cure periods available to Tenant shall have expired without cure and Landlord shall have terminated this Lease. Provided only that this Lease has not been terminated, there shall be no conditions (express or implied) to Tenant's exercise of any Renewal Option(s) (except as set forth in Section 23.3 as it pertains to a Third Party Lease).

     2.3 Title to Improvements and Personal Property. Notwithstanding anything to the contrary in this Lease, except for certain USTs referred to in Paragraph 7.6, and except for property owned by third parties, all improvements constructed by Tenant and all personal property and equipment located in, on or at the Premises or otherwise constituting part of the Premises shall at all times during the Term be owned by, and shall belong to, Tenant. All the benefits and burdens of ownership of the foregoing shall be and remain in Tenant during the Term.

3       Rent.

     3.1 Fixed Rent. Throughout the Term and all Renewal Terms, Tenant shall pay Landlord, without notice or demand, in lawful money of the United States of America, at Landlord's office or as Landlord shall otherwise designate, a net annual rental (the "Fixed Rent") as follows:

     3.1.1. Calculation of Fixed Rent.   During the Initial Term and all
Renewal Terms, Fixed Rent shall be $______ per month all as more fully set forth in Schedule 1 and as adjusted in this Article 3. The Fixed Rent during the Initial Term and all Renewal Terms shall be reduced at the time that any Premises may be deleted from the Lease by Substantial Condemnation, or by the expiration or termination of a Third Party Lease described in Exhibit B by the amount of Fixed Rent set forth on Schedule 1(as it may be increased pursuant to Paragraph 3.1.2) attributable to such deleted Premises. The Fixed Rent during any Renewal Term shall be reduced by the amount of Fixed Rent set forth on
Schedule 1 (as it may be increased pursuant to Paragraph 3.1.2) attributable to all Premises for which Renewal Options have not been exercised by Tenant.

     3.1.2. CPI Increases. At the end of the fifth (5th) Lease year (in the first instance, on February 1, 2002) and at the end of each five (5) year period thereafter during the Term and all Renewal Terms the Fixed Rent in effect at the end of each such five (5) year period shall be increased by an amount equal to all increases in the Consumer Price Index, Northeast Region or the successor index thereto ("CPI"), over the prior five (5) year period (such CPI increase to be computed on the Fixed Rent in effect for the relevant January before the February 1 when the increase is to be effective); provided, however, that in no event shall any one increase exceed fifteen (15%) percent of the Fixed Rent in effect before the applicable February 1 increase effective date. If the relevant CPI index is not yet available on any February 1 when an increase is to be effective, the Rent will be adjusted retroactively when such CPI index becomes available.

     3.2 Payment; Proration; Etc. Tenant shall pay Fixed Rent in equal monthly installments in advance on the first day of each month. Rent for partial months at the beginning or end of the Term shall be prorated based on the number of days in such month within the Term divided by the total number of days in the entire month. Tenant shall pay all Rent payable to Landlord by wire transfer of currently available federal funds to Landlord's bank account as designated by Landlord.

     3.3 Additional Rent. In addition to Fixed Rent, Tenant shall pay Landlord, as additional rent under this Lease, all Additional Rent within twenty
(20) days after receipt of invoice therefor or as otherwise set forth in Paragraph 4.

     3.4 No Allocation to Personal Property. None of the Rent provided for under this Lease is allocable to any personal property included in the Premises.

     3.5 Offsets. Tenant shall pay all Rent without offset, defense, claim, counterclaim, reduction, deduction, or exercise of recoupment rights of any kind whatsoever, except that notwithstanding anything to the contrary in this Lease, Tenant shall be entitled to offset against Rent an amount equal to any of the following obligations required to be performed by Landlord to the extent Landlord fails to perform any such obligation after Notice and demand:

          3.5.1 Landlord's obligation pursuant to Paragraph 7.6 to upgrade or replace the UST's at the locations set forth in Exhibit D, to the extent Tenant is required to expend monies therefor; and

          3.5.2 Landlord's obligation pursuant to Paragraph 7.6 to comply in all material respects with Environmental Laws at the locations set forth in Exhibit D and Exhibit E, to the extent Tenant is required to expend monies to achieve such compliance.

4    Additional Payments by Tenant; Impositions.

     4.1 Landlord's Net Return. The parties intend that this Lease shall constitute a "net lease," so that the Rent shall provide Landlord with "net" return for the Term, free of any expenses or charges with respect to the Premises, except as specifically provided in this Lease. Accordingly, Tenant shall pay as Additional Rent and discharge, before failure to pay the same shall create a material risk of forfeiture or give rise to a penalty, each and every item of expense, of every kind and nature whatsoever, related to or arising from the Premises, or by reason of or in any manner connected with or arising from the development, leasing, operation, management, maintenance, repair, use or occupancy of the Premises or any portion of the Premises. Notwithstanding anything to the contrary in this Lease, Tenant shall not be required to pay any of the following incurred by Landlord: (a) principal, interest, or other charges payable under any

Fee Mortgage; (b) depreciation, amortization, brokerage commissions, financing or refinancing costs, management fees or leasing expenses incurred by Landlord with respect to the Fee Estate or the Premises; (c) consulting, overhead, travel, legal, staff, and other similar costs incidental to Landlord's ownership of the Premises, other than Legal Costs that Tenant has expressly agreed to pay;
(d) any costs arising from or pursuant to any instrument or agreement affecting the Premises that is not a Permitted Exception and to which Landlord is a party and Tenant is not a party; and (e) the obligations of Landlord set forth in Paragraphs 7.6 and 9.3.

     4.2 Impositions. For any period within the Term (with daily proration for periods partially within the Term and partially outside the Term), Tenant shall pay and discharge, before failure to pay the same shall create a material risk of forfeiture or give rise to a penalty, all Impositions. Tenant shall also pay all interest and penalties assessed by any Government on account of late payment of any Imposition, unless such late payment was caused by Landlord's failure to remit an Imposition (paid to Landlord by Tenant) in accordance with Tenant's reasonable instructions or Landlord's failure to promptly forward Tenant a copy of a tax bill received by Landlord, in which case Landlord shall pay such interest and penalties. Tenant shall within a reasonable time after Notice from Landlord provide Landlord with reasonable proof that Tenant has paid any Imposition(s) that this Lease requires Tenant to have paid.

     4.3 Assessments in Installments. To the extent that may be permitted by law or by a Third Party Lease, Tenant shall have the right to apply for conversion of any assessment to cause it to be payable in installments. After such conversion, Tenant shall pay and discharge only such installments of such assessment as shall become due and payable during the Term.

     4.4 Direct Payment by Landlord. If any Imposition or other item of Rent is required to be paid directly by Landlord, then: (a) Landlord appoints Tenant as Landlord's attorney in fact for the purpose of making such payment; and (b) if the person entitled to receive such payment refuses to accept it from Tenant, then Tenant shall give Landlord Notice of such fact and shall remit payment of such Imposition to Landlord in a timely manner accompanied by reasonable instructions as to the further remittance of such payment. Landlord shall with reasonable promptness comply with Tenant's reasonable instructions and shall Indemnify Tenant against Landlord's failure to do so.

     4.5 Utilities. Tenant shall pay all fuel, gas, light, power, water, sewage, garbage disposal, telephone and other utility charges, and the expenses of installation, maintenance, use and service in connection with the foregoing, relating to the Premises during the Term.

5 Use.

     Tenant may use (a) a Service Station Premises for a gasoline service station/convenience store, and (b) a Petroleum Terminal Premises for the storage and distribution of petroleum products, and any other lawful purpose but only in conjunction with the foregoing permitted uses. In using the Premises, Tenant shall comply with all restrictions and mandates set forth in the Permitted Exceptions or a Third Party Lease where applicable. Tenant shall not have any obligation to actually operate the Premises or otherwise conduct business of any nature thereon and Tenant may discontinue operation of the Premises at any time or from time to time except as may be required under a Third Party Lease, Fee Mortgage or instances where a license(s) or permit(s) or the continued use may be in jeopardy in which event Tenant shall continue operation to the extent necessary to protect the license(s) or permit(s), or as required pursuant to a Third Party Lease or a Fee Mortgage.

6 Compliance with Law.

     Tenant shall during the Term, at Tenant's expense: (a) observe and comply with all Laws affecting the Premises; (b) procure every permit, license, certificate or other authorization required in connection with the lawful and proper maintenance, operation, use and occupancy of the Premises or required in connection with any Construction Work or improvements erected on the Premises and (c) comply with all such permits, licenses, certificates and other authorizations. Notwithstanding the foregoing, Tenant shall have the right to contest any such Laws in accordance with this Lease.

7 Maintenance and Alterations.

     7.1 Obligation to Maintain. During the Term, Tenant shall, except as otherwise expressly provided in this Lease, keep and maintain the Premises and every portion thereof in good order, condition and repair, subject to Casualty and Condemnation (governed by separate applicable provisions of this Lease), reasonable wear and tear, and any other conditions that this Lease does not require Tenant to repair. Tenant's obligations to maintain the Premises shall extend to all repairs that the Premises (including plumbing, heating, air conditioning, ventilating, electrical, lighting, fixtures, walls, roof, foundations, ceilings, floors, windows, doors, plate glass, skylights, landscaping, driveways, parking lots, fences and signs located in, on or at the Premises, together with any sidewalks and parkways adjacent to the Premises) may require from time to time during the Term, whether structural or nonstructural, foreseen or unforeseen, including such repairs as may be required by conditions in existence at the Commencement Date and those Tenant is obligated to perform under Paragraph 7.6.

     7.2 Tenant's Right to Perform Alterations. At Tenant's sole cost and expense and subject to the provisions of any Third Party Lease or Fee Mortgage, Tenant shall have the right to perform any Construction Work relating to the Premises, without Landlord's consent, as Tenant shall consider necessary or appropriate. Tenant shall perform all Construction Work in a good, professional, safe, and workmanlike manner, using licensed and insured contractors in compliance with Law.

     7.3 Plans and Specifications. To the extent that Tenant performs or causes to be performed any Construction Work and obtains plans and specifications or surveys (including working plans and specifications and "as-built" plans and specifications and surveys) for such

Construction Work, Tenant shall promptly upon Landlord's request provide Landlord, for Landlord's information only, with a true and complete copy of such plans and specification(s) or survey(s), subject to the terms of any agreement between Tenant and the applicable outside architect, engineer or surveyor. (Tenant shall exercise reasonable efforts to cause its agreements with such outside professionals to permit the deliveries described in this paragraph.)

     7.4 Excavations. If an excavation shall be made (or authorized) upon land adjacent to the Land, then at Tenant's election Tenant shall either: (a) afford to the person causing or authorized to cause such excavation, license to enter the Premises, in accordance with Tenant's reasonable instructions, to perform such work as such person shall reasonably deem necessary or desirable, and as Tenant shall reasonably approve, to preserve and protect the Premises from injury or damage and to support the same by proper foundations, or (b) perform or cause to be performed, without cost or expense to Landlord in its capacity as Landlord under this Lease, work of the nature described in clause (a) to the extent reasonably necessary under the circumstances. Tenant shall not, by reason of any excavations or work described in this paragraph, have any claim against Landlord in its capacity as Landlord under this Lease for damages or for Indemnity or for suspension, diminution, abatement or reduction of any Rent.

     7.5 Cooperation by Landlord. Upon Tenant's request, subject to the provisions of any Fee Mortgage, Landlord shall, without cost to Landlord, promptly join in and execute (or assist Tenant in obtaining the requisite consent of a Third Party Lessor) any instruments including, but not limited to, applications for building permits, demolition permits, alteration permits, consents, zoning, rezoning or use approvals, amendments and variances, easements, encumbrances, and/or liens (excluding Mortgages) against the Premises (Fee Estate and Leasehold Estate), and such other instruments as Tenant may from time to time request in connection with Construction Work or to enable Tenant from time to time to use and operate the Premises in accordance with this Lease, provided each of the foregoing is in reasonable and customary form and does not cause the Fee Estate to be encumbered as security for any obligation and does not otherwise expose the Fee Estate to any material risk of forfeiture during the Term. Tenant shall reimburse Landlord's Legal Costs and all other out-of-pocket costs incurred in performing under this paragraph.

     7.6 UST'S. Landlord shall retain responsibility for the maintenance and repair of UST's at the Premises set forth in EXHIBIT D hereto, which UST's are leased to Tenant hereunder. Tenant shall be responsible for the repair and maintenance and replacement of all other UST's which were transferred to Tenant
on the date hereof.   At the time the replacement or upgrading of the UST's is
completed at the Premises set forth in Exhibit D so that the UST's meet the requirements of Law effective December 22, 1998, Landlord shall no longer be responsible for the maintenance, repair or replacement of such UST's and, except for Landlord's obligation under Paragraph 9.3 to remediate, Tenant shall be solely responsible therefor. In the event that Tenant exercises the Renewal Option for the First Renewal Term for certain Premises, under Paragraph 2.1, at that time Landlord shall by a quitclaim Bill of Sale (disclaiming all warranties, express and implied, including merchantability and fitness) transfer the UST's under such

Premises to Tenant for nominal consideration, except that the foregoing shall not apply to any USTs owned by Third Party Lessors.

8 Prohibited Liens.

     8.1 Tenant's Covenant. Tenant shall not suffer or permit any Prohibited Lien to be filed. If a Prohibited Lien is filed then Tenant shall, within 30 days after receiving Notice from Landlord of such filing (but in any case within 15 days after receipt of Notice from Landlord of commencement of foreclosure proceedings), commence and then prosecute appropriate action to cause such Prohibited Lien to be paid, discharged or bonded. Nothing in this Lease shall be construed to restrict Tenant's right to contest the validity of any Prohibited Lien and to pursue Tenant's position to a final judicial determination. The mere existence of a Prohibited Lien shall not be construed as a default under this Lease unless Tenant fails to take action as aforesaid.

     8.2 Protection of Landlord. Notice is hereby given that Landlord shall not be liable for any labor or materials furnished or to be furnished to Tenant upon credit, and that no mechanic's or other lien for any such labor or materials shall attach to or affect the Fee Estate. Nothing in this Lease shall be deemed or construed in any way to constitute Landlord's consent or request, express or implied, by inference or otherwise, to any contractor, subcontractor, laborer, equipment or material supplier for the performance of any labor or the furnishing of any materials or equipment for any improvement, alteration or repair of, or to, the Premises, or any part of the Premises, nor as giving Tenant any right, power or authority to contract for, or permit the rendering of, any services, or the furnishing of any materials that would give rise to the filing of any liens against the Fee Estate. Tenant shall Indemnify Landlord against any Construction Work performed on the Premises for or by Tenant, including any Prohibited Lien arising from such Construction Work.

9       Hazardous Substances; Environmental Indemnification.

     9.1 Restrictions. Tenant shall not cause or permit to occur after the Commencement Date: (a) any material violation of any Environmental Law; or (b) the use, generation, release, manufacture, refining, production, processing, storage or disposal of any Hazardous Substance on, under, or about the Premises, or the transportation to or from the Premises of any Hazardous Substance, except to the extent that such use (i) is reasonably necessary for the conduct of Tenant's business in accordance with acceptable industry standards for the petroleum industry in which Tenant operates and (ii) complies in all material respects with all applicable Environmental Laws.

     9.2 Landlord's Representation. Except for the Premises set forth on Exhibit D and Exhibit E, Landlord represents and warrants to Tenant that as of the Commencement Date to the knowledge of Landlord the Premises comply in all material respects with all Environmental Laws.

     9.3 Compliance; Clean-Up; Environmental Indemnification. Landlord shall retain responsibility for the ongoing remediations at the Premises, set forth on EXHIBIT E. Except as provided in the following sentence, Tenant shall, at Tenant's expense, comply with all applicable Environmental Laws to the extent such compliance is necessitated by events occurring after the Commencement Date. Landlord shall, at Landlord's expense, comply with all applicable Environmental Laws (a) to the extent such compliance is necessitated by events that occurred before the Commencement Date, and (b) affecting the Premises (i) set forth on Exhibit D until such time as the UST's have either been replaced or upgraded to comply with the Law requiring compliance by December 22, 1998 and all remediation has been completed until such time as Government closure has been received for such Premises whether or not the Hazardous Substances Discharge being remediated was discovered during the upgrade or replacement of the USTs, and (ii) set forth on Exhibit E until all remediation has been completed to Government closure. Except as expressly set forth hereinabove, any Hazardous Substances Discharge discovered after the Commencement Date shall be deemed to be an event that occurred after, and not before, the Commencement Date notwithstanding the fact that the discharge causing the contamination may have occurred in whole or in part before the Commencement Date. Any party required by this paragraph to comply with Environmental Laws (the "Clean-Up Obligor") shall, at the Clean-Up Obligor's own expense, make all submissions to, provide all information required by, and otherwise fully comply with all requirements of any Government arising under Environmental Laws with which such Clean-Up Obligor is required to comply. If any Government requires any clean-up plan or clean-up measures on account of Hazardous Substances Discharges for which a Clean-Up Obligor is responsible, such Clean-Up Obligor shall, at its own expense, prepare and submit the required plans and all related bonds and other financial assurances and shall promptly and diligently carry out all such clean-up plans. Any Clean-Up Obligor shall promptly provide the other party with all information reasonably requested by such other party regarding the Clean-Up Obligor's use, generation, storage, transportation or disposal of Hazardous Substances in, at, or about the Premises and the remediation efforts undertaken.

     9.4 Indemnity. Tenant shall Indemnify Landlord against any Hazardous Substances Discharge for which Tenant is responsible under Paragraph 9.3. Landlord shall Indemnify Tenant against any Hazardous Substances Discharge for which Landlord is responsible under Paragraph 9.3.

10 Indemnification; Liability of Landlord.

     10.1 Mutual Indemnity Obligations. Landlord and Tenant shall each Indemnify the other against: (a) any wrongful act, wrongful omission or negligence of the Indemnitor (and, in the case of (i) Tenant, that of any of Tenant's Subtenants, and (ii) Landlord, that of any Third Party Lessor ) or its or their partners, directors, officers, or employees; and (b) any breach or default by the Indemnitor under this Lease. In addition to and without limiting the generality of the foregoing indemnity, Tenant shall Indemnify Landlord and Third Party Lessors against all the following matters (except to the extent any claim arises from any wrongful act, wrongful omission or negligence of Landlord or any Third Party Lessor): (w) the operation or occupancy of the Premises; (x) any Construction Work performed during the Term; (y) the condition of the Premises or any street, curb or sidewalk adjoining the Premises, whether or not such condition existed before the Commencement Date; or of any vaults, tunnels, passageways or space under, adjoining or appurtenant to the Premises whether or not such condition existed before the Commencement Date; and (z) any accident, injury or damage whatsoever caused to any person occurring during the Term, in or on the Premises or upon or under the sidewalks adjoining the Premises. Notwithstanding anything to the contrary in this Lease, neither party shall be required to Indemnify the other party from or against such other party's intentional acts or negligence. This paragraph is not intended to cover Environmental Laws and Hazardous Substances Discharges, which are covered in Paragraph 9.

     10.2 Liability of Landlord. Tenant is and shall be in exclusive control and possession of the Premises during the Term as provided in this Lease. Landlord shall not be liable for any injury or damage to any property or to any person occurring on or about the Premises nor for any injury or damage to any property of Tenant, or of any other person, during the Term. The provisions of this Lease permitting Landlord to enter and inspect the Premises are intended to allow Landlord to be informed as to whether Tenant is complying with the agreements, terms, covenants and conditions of this Lease, and to the extent permitted by this Lease, to perform such acts required by Landlord under this Lease and of Tenant as Tenant shall fail to perform. Such provisions shall not be construed to impose upon Landlord any obligation, liability or duty to third parties, but nothing in this Lease shall be construed to exculpate, relieve or Indemnify Landlord from or against any obligation, liability or duty of Landlord to third parties existing at or before the Commencement Date.

     10.3 Indemnification Procedures. Wherever this Lease requires an Indemnitor to Indemnify an Indemnitee, the following procedures and requirements shall apply:

           10.3.1 Prompt Notice. The Indemnitee shall give the Indemnitor prompt Notice of any claim. To the extent, and only to the extent, that both
(a) the Indemnitee fails to give prompt Notice and (b) the Indemnitor is thereby prejudiced, the Indemnitor shall, except as otherwise required under a Third Party Lease, be relieved of its indemnity obligations under this Lease.

           10.3.2 Selection of Counsel. The Indemnitor shall be required to select counsel reasonably acceptable to the Indemnitee. Counsel to the Indemnitor's insurance carrier shall be deemed satisfactory. Indemnitee may have its own counsel, at Indemnitee's expense, consult with Indemnitor's counsel.

           10.3.3 Settlement. The Indemnitor may, with the consent of the Indemnitee, not to be unreasonably withheld, settle the claim, except that no consent by the Indemnitee shall be required as to any settlement by which (x) the Indemnitor procures (by payment, settlement, or otherwise) a release of the Indemnitee pursuant to which the Indemnitee is not required to make any payment whatsoever to the claimant, (y) neither the Indemnitee nor the Indemnitor acting on behalf of the Indemnitee makes any admission of liability, and (z) the continued effectiveness of this Lease is not jeopardized in any way.

     10.4 Insurance Proceeds. The Indemnitor's obligations shall be reduced by net insurance proceeds actually collected by the Indemnitee on account of the loss.

     10.5 Survival. All indemnities set forth in the Lease shall survive the termination or expiration of the Lease.

11 Right of Contest.

     11.1 Tenant's Right. Notwithstanding anything to the contrary in this Lease, Tenant shall have the right to contest, at its sole expense, by appropriate legal proceedings diligently conducted in good faith, the amount or validity of any Imposition or Prohibited Lien; the valuation, assessment or reassessment (whether proposed or final) of the Premises for purposes of real estate taxes; the validity of any Law or the application of any Law to the Premises; or the validity or merit of any claim against which Tenant is required to Indemnify Landlord under this Lease (any of the foregoing, a "Contest"). Tenant may defer payment of the contested Imposition or compliance with the contested Law or performance of any other contested obligation pending the outcome of the Contest, provided that such deferral does not subject the Premises to any risk of imminent forfeiture or Fee Mortgage Foreclosure or Landlord to any risk of criminal liability.

     11.2 Landlord's Obligations and Protections. Landlord shall not be required to join in any Contest unless a Law shall require that such Contest be brought in the name of Landlord or any owner of the Fee Estate. In such case, Landlord shall cooperate with Tenant, as Tenant shall reasonably request, so as to permit such Contest to be brought in Landlord's name. Tenant shall pay all reasonable costs and expenses (including Legal Costs) incident to a Contest. Tenant shall Indemnify Landlord against any Contest brought by Tenant.

     11.3 Miscellaneous. Tenant shall be entitled to any refund of any Imposition (and penalties and interest paid by Tenant) based upon Tenant's prior overpayment of such Imposition, whether such refund is made during or after the Term. Upon termination of Tenant's Contest of an Imposition, Tenant shall pay the amount of such Imposition (if any) as has been finally determined in such Contest to be due, together with any costs, interest, penalties or other liabilities in connection with such Imposition. Upon final determination of Tenant's Contest of a Law, Tenant shall comply with such final determination. Landlord shall not enter any objection to any Contest. Tenant's right to contest any Imposition or the valuation, assessment or reassessment of the Premises for tax purposes shall not be to the exclusion of Landlord, and Landlord shall have the right to contest the foregoing upon notice to Tenant.

12   Insurance.

     12.1 Tenant to Insure. Tenant shall, at Tenant's sole cost and expense, during the Term, maintain the following insurance (or its then reasonably available equivalent) or such greater coverage as may be required by a Third Party Lease:

          12.1.1 Building. Building insurance providing coverage for the Premises and all equipment, fixtures, and machinery at or in the Premises, against loss, damage, and destruction by fire and other hazards encompassed under broad form coverage as may be customary for like properties in the County (but Tenant shall in no event be required to maintain earthquake or war risk insurance) from time to time during the Term, in an amount not less than 80% of the replacement value of the insurable buildings, structures, improvements and equipment (excluding excavations and foundations) located at the Premises, but in any event sufficient to avoid co-insurance. To the extent customary for like properties at the time, such insurance shall include coverage for explosion of steam and pressure boilers and similar apparatus located at the Premises; an "increased cost of construction" endorsement; and an endorsement covering demolition and cost of debris removal.

          12.1.2 Liability. General public liability insurance against claims for personal injury, death or property damage occurring upon, in or about the Premises and adjoining streets and passageways. The coverage under all such liability insurance shall be at least $50 million in the aggregate for any Lease year, $5 million in respect of injury or death to a single person, and at least $10 million, in respect of any one accident, and not less than full replacement value for property damage. Landlord shall be entitled from time to time, upon 180 days' Notice to Tenant, to increase the dollar limits set forth in this paragraph, subject to the following limitations, which shall be cumulative: (a) such increased limits shall never exceed the limits initially set forth plus an increase proportionate to the increase in the consumer price index from the Commencement Date to the adjustment date, rounded to the nearest $1,000,000; (b) such limits shall never exceed the limits customarily maintained for similar commercial properties located in the County; and (c) Landlord shall not be entitled to increase such limits more frequently than once every three years.

          12.1.3 Workers' Compensation. Workers' compensation insurance covering all persons employed in connection with any Construction Work or operation of the Premises, and with respect to whom any claim could be asserted against Landlord or the Fee Estate.

          12.1.4 Other. All other insurance as Tenant determines appropriate in the exercise of Tenant's reasonable business judgment.

          12.2  Nature of Insurance Program.   Tenant may provide any insurance
required by this Lease pursuant to a "blanket" or "umbrella" insurance policy, provided that (i) such policy or a certificate of such policy shall specify the amount(s) of the total insurance allocated to the

Premises, which amount(s) shall not be subject to reduction on account of claims made with respect to other properties and (ii) such policy otherwise complies with this Lease.

     12.3  Policy Requirements and Endorsements.   All insurance policies
required by this Lease shall contain (by endorsement or otherwise) the following provisions:

          12.3.1 Additional Insureds. Liability insurance policies shall name as additional insureds Landlord, its subsidiaries, Third Party Lessors and Fee Mortgagees.

          12.3.2 Primary Coverage. All policies shall be written as primary policies not contributing with or in excess of any coverage that Landlord may carry.

          12.3.3. Tenant's Acts or Omissions. Each policy shall include, if available without additional cost, a provision that any act or omission of Tenant shall not prejudice any party's rights (other than Tenant's) under such insurance coverage.

          12.3.4 Contractual Liability. Policies of liability insurance shall contain contractual liability coverage, relating to Tenant's indemnity obligations under this Lease, to the extent ordinarily insured.

          12.3.5 Insurance Carrier Standards. Each insurance carrier shall be authorized to do business in the State and shall have a "Best's" rating of at least B+-VI.

          12.3.6 Notice to Landlord. The insurance carrier shall undertake to give Landlord 60 days' prior Notice of cancellation or amendment. Failure to give such Notice shall not adversely affect the rights or increase the obligations of the insurance carrier.

          12.4 Deliveries to Landlord. Upon Notice to such effect by Landlord, Tenant shall deliver to Landlord and Third Party Lessors certificates and or certified copies of the insurance policies required by this Lease, endorsed "Paid" or accompanied by other evidence that the premiums for such policies have been paid, at least thirty days before expiration of any then current policy.

          12.5 Tenant's Inability to Obtain Insurance. So long as (a) any insurance required by this Lease should, after diligent effort by Tenant, be unobtainable at commercially reasonable rates through no act or omission by Tenant and (b) Tenant shall obtain the maximum insurance reasonably obtainable and give Notice to Landlord of the extent of Tenant's inability to obtain any insurance required to be maintained under this Lease, then unless Tenant's inability to procure and maintain such insurance results from some activity or conduct not within Tenant's reasonable control, Tenant's obligation to procure and maintain such insurance as is unobtainable shall be excused, but only so long as conditions (a) and (b) are satisfied. Notwithstanding the foregoing, if Tenant, after diligent effort, is unable to obtain any insurance required by this

Lease, Landlord shall have the right to obtain such insurance and shall charge the cost of such insurance to Tenant as Additional Rent.

     12.6 Waiver of Certain Claims. To the extent that Landlord or Tenant purchases any hazard insurance relating to the Premises, the party purchasing such insurance shall attempt to cause the insurance carrier to agree to a Waiver of Subrogation. If any insurance policy cannot be obtained with a Waiver of Subrogation, or a Waiver of Subrogation is obtainable only by the payment of an additional premium, then the party undertaking to obtain the insurance shall give Notice of such fact to the other party. The other party shall then have 10 Business Days after receipt of such Notice either to place the insurance with a company that is reasonably satisfactory to the other party and that will issue the insurance with a Waiver of Subrogation at no additional cost, or to agree to pay the additional premium if such a policy can be obtained only at additional cost. To the extent that the parties actually obtain insurance with a Waiver of Subrogation, the parties release each other, and their respective authorized representatives, from any claims for damage to any person or the Premises that are caused by or result from risks insured against under such insurance policies, but only to the extent of the available insurance proceeds.

     12.7 No Representation of Adequate Coverage. Neither party makes any representation, or shall be deemed to have made any representation, that the limits, scope, or form of insurance coverage specified in this Article are adequate or sufficient.

13   Damage or Destruction.

     13.1 Notice; No Rent Abatement. Tenant shall promptly give Landlord Notice of any Casualty. There shall be no abatement or reduction of Fixed Rent or Additional Rent on account of a Casualty. Tenant shall with reasonable promptness restore the damaged improvements as nearly as may be practicable to their condition, quality, and class immediately prior to such Casualty, with such changes or alterations (including demolition) as Tenant shall elect to make in conformity with this Lease, all at Tenant's sole cost and expense.

     13.2 Adjustment of Claims; Use of Insurance Proceeds. Tenant shall be solely responsible for the adjustment of any insurance claim. All proceeds of building or hazard insurance shall be paid to Tenant to be held and applied in compliance with this Lease.

14   Condemnation.

     14.1 Substantial Condemnation. If a Substantial Condemnation of any Premises shall occur, then this Lease shall terminate as to such Premises as of the effective date of such Substantial Condemnation, such Premises shall be deemed to be deleted from Exhibit A or Exhibit B, and the Rent shall be reduced accordingly. The proceeds of the Substantial Condemnation shall belong entirely to Landlord or Third Party Lessor, other than such award(s) as Tenant may be entitled to receive for moving expenses, trade fixtures and the like, provided that such awards to Tenant do not reduce Landlord's share of the award or conflict with a Third Party Lease.

     14.2 Insubstantial Condemnation. If an Insubstantial Condemnation at any Premises shall occur, then subject to the terms of any Fee Mortgage to the contrary, any award or awards shall be paid to Tenant to be applied first to repair, restoration or reconstruction of any remaining part of the improvements not so taken. If the award(s) for any such Insubstantial Condemnation is not sufficient to pay for said repair, restoration or reconstruction, Tenant shall be responsible for completing same at Tenant's sole cost and expense. Tenant shall perform such repair, restoration or reconstruction in accordance with applicable requirements of this Lease. The balance of any such award or awards remaining after the repair, restoration or reconstruction shall be distributed to Landlord. From and after the effective date of the Insubstantial Condemnation, Fixed Rent shall be adjusted as follows. New Fixed Rent shall equal Fixed Rent, as it would have been determined without regard to the Insubstantial Condemnation, multiplied by a fraction whose numerator is the total value of the Premises after the Insubstantial Condemnation and whose denominator is the total value of the Premises immediately before the effective date of such Insubstantial Condemnation and without considering such Insubstantial Condemnation or the expectation thereof.

     14.3 Temporary Condemnation. If a Temporary Condemnation shall occur with respect to any Premises, Rent shall not abate and, subject to the terms of any Fee Mortgage or Third Party Lease to the contrary, Tenant will be entitled to receive any award or payment.

     14.4 Other Governmental Action. In the event of any action by any Government not resulting in a Condemnation but creating a right to compensation, such as the changing of the grade of any street upon which the Premises abut, then this Lease shall continue in full force and effect without reduction or abatement of Rent and subject to the terms of any Fee Mortgage or Third Party Lease to the contrary, Tenant shall be entitled to receive the award or payment made in connection with such action.

     14.5 Prompt Notice. If either party becomes aware of any Condemnation or threatened or contemplated Condemnation, then such party shall promptly give Notice thereof to the other party.

15 Transfers by Landlord.

     15.1 Landlord's Right to Convey. Landlord shall be entitled to convey the Fee Estate of any Premises from time to time subject to the terms and conditions of this Lease. Without limiting Tenant's remedies on account of any such transaction, if Landlord conveys the Fee Estate in violation of this paragraph, then: (x) such transaction shall be null, void, and of no force or effect; (y) notwithstanding the foregoing, Tenant shall be entitled to equitable relief requiring the cancellation and rescission of such transaction; and (z) Tenant shall be entitled to have such


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


violating Premises deleted from this Lease. Any conveyance of the Fee Estate shall not terminate or impair any of the grantor's obligations as Landlord under this Lease.

     15.2 Landlord's Mortgages. This Lease shall be subject and subordinate to all existing Fee Mortgages. This Lease and the Leasehold Estate hereunder shall be subject and subordinate to all subsequent Fee Mortgages and the rights of holders of such Fee Mortgages where a non-disturbance agreement is obtained whereunder Tenant's rights under this Lease will not be disturbed upon any foreclosure or other exercise of remedies under a Fee Mortgage, and provides such other similar assurances as Tenant shall reasonably request. This Lease and Leasehold Estate hereunder shall be prior and superior to all subsequent Fee Mortgages where a non-disturbance agreement has not been obtained, except as otherwise set forth in a Third Party Lease.

     15.3 Zoning Lots. Without Tenant's prior written consent, which Tenant shall not unreasonably withhold, Landlord shall not enter into any agreement or instrument by which the Premises are combined with any other real property for purposes of any Law governing zoning, bulk, development rights, or any similar matter, or by which any rights arising under such Laws to develop the Premises are transferred to any other real property.

16 Transfers by Tenant and Dealer Leases.

     16.1 Tenant's Limited Right. Tenant may not assign, mortgage, pledge or transfer all of this Lease (collectively, a "Transfer") without Landlord's consent, which consent shall not be unreasonably withheld provided that the assignee is no less credit worthy than Tenant. Tenant may not assign any part(s) of this Lease and it is deemed reasonable for Landlord to refuse to grant its consent therefor. Any permitted assignee of Tenant shall assume all obligations and liabilities of Tenant under this Lease and if not so assumed, Tenant shall continue to remain liable and responsible under this Lease. In no event shall Tenant be relieved from its liabilities and obligations incurred or accruing prior to the assignment. Tenant shall promptly notify Landlord of the completion of any approved Transfer.

     16.2 Dealer Leases. Landlord hereby assigns to Tenant, and Tenant hereby assumes Landlord's interest in any leases of the Premises to all Dealers. From the Commencement Date to the end of the Term, Tenant shall be entitled to all rentals paid by Dealers and during such period Tenant shall perform all of the obligations under each such Dealer lease attributable to lessor therein. Except for those Dealer leases set forth in EXHIBIT F, to Landlord's knowledge, Landlord represents that all such Dealer leases are currently in full force and effect and that there are no defaults by any party under the terms of such leases.

     16.3 Tenant's Right to Sublet. Subject to the terms of any Third Party Lease, Tenant may enter into a Sublease for the permitted uses set forth in Paragraph 5, extend, renew or modify any Sublease, consent to any subleasing (or further levels of subleasing) (all of which shall be within the defined term "Sublease," and the occupants thereunder shall all be deemed "Subtenants"),


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


terminate any Sublease or evict any Subtenant, all without Landlord's consent. The term of any Sublease (including renewal options thereof,) shall not extend beyond the Term (including only any Renewal Options previously exercised by Tenant). If Tenant enters into any Sublease, then such Sublease shall be subordinate to this Lease. If Tenant desires to enter into a Sublease for a use other than the permitted uses set forth in Paragraph 5, any such Sublease shall require Landlord's consent, which, except as provided in the following sentence
or under any Third Party Lease, shall not be unreasonably withheld.   Landlord
may withhold consent to a Sublease if it, in its sole judgment, it determines that (i) valuable licenses and permits will be lost as a result of the proposed Sublease or (ii) Tenant's intended new use for the Premises will make the premises materially less valuable. In the event that Landlord grants its consent to a Sublease for lawful purposes other than the permitted uses set forth in Paragraph 5, before commencing such new Sublease Tenant shall at its expense remove all UST's and contaminated soil, if any, before the commencement of the Sublease term. Thereafter, Tenant shall at its expense complete all environmental investigations and/or remediations as may be required by governmental authorities. Tenant hereby assigns, transfers and sets over to Landlord all of Tenant's right, title, and interest in and to each Sublease entered into by Tenant from time to time, together with all subrents or other sums of money due and payable under such Sublease and all security deposited with Tenant under such Sublease. Such assignment shall, however, become effective and operative only if this Lease shall expire or be terminated or canceled, or if Landlord re-enters or takes possession of the Premises pursuant to this Lease, following (in either case) the expiration of all applicable cure periods. Notwithstanding the foregoing, Tenant agrees, that upon the request of Landlord, all subtenancies, as specified by Landlord, for the sale of petroleum products will be terminated before the expiration, termination or cancellation of this Lease.

     16.4 Leasehold Mortgages. Notwithstanding anything in this Lease to the contrary, Tenant shall not have the right, without Landlord's consent, to execute and deliver Leasehold Mortgage(s) encumbering this Lease and the Leasehold Estate.

     16.5 No Release. No Transfer or Sublease shall affect or reduce any of Tenant's obligations or Landlord's rights under this Lease. All obligations of Tenant under this Lease shall continue in full force and effect notwithstanding any Sublease or Transfer.

17   Quiet Enjoyment.

     Landlord covenants that, so long as Landlord has not terminated this Lease on account of an Event of Default by Tenant, Tenant shall and may peaceably and quietly have, hold and enjoy the Premises for the Term without molestation or disturbance by or from Landlord or anyone claiming by or through Landlord or having title to the Premises paramount to Landlord, and free of any encumbrance created or suffered by Landlord, except Permitted Exceptions, provided, however, that the foregoing shall not apply if Landlord loses possession under a Third Party Lease for any reason other than Landlord's default thereunder.


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

18   Default by Tenant; Remedies.

     18.1 Definition of "Event of Default." The term "Event of Default" shall mean and refer to the occurrence of any one or more of the following circumstances:

          18.1.1  Monetary Default.    If a Monetary Default shall occur and the
Monetary Default shall continue for 10 days after Landlord has given Tenant Notice of such Monetary Default, specifying in reasonable detail the amount of
money required to be paid by Tenant and the nature of such payment.   Monetary
Defaults shall include, without limitation, failure by Tenant to pay any item of Rent, Additional Rent or any other charge or sum required to be paid by Tenant hereunder.

          18.1.2 Non-Monetary Default. Except for those Non-Monetary Defaults set forth below which cannot be cured within 30 days, if a Non-Monetary Default shall occur and the Non-Monetary Default shall continue and not be remedied by Tenant within 30 days after Landlord shall have delivered to Tenant a Notice describing the same in reasonable detail, or, in the case of a Non-Monetary Default that cannot with due diligence be cured within 30 days from such Notice, if Tenant shall not (x) within 30 days from Landlord's Notice advise Landlord of Tenant's intention to take all reasonable steps necessary to remedy such Non-Monetary Default, (y) duly commence the cure of such Non-Monetary Default within such period, and then diligently prosecute to completion the remedy of the Non-Monetary Default and (z) complete such remedy within a reasonable time under the circumstances.

       Non-Monetary Defaults shall include, without limitation, (a) if Tenant shall make an assignment for the benefit of its creditors; (b) if any petition shall be filed against Tenant in any court, whether or not pursuant to any statute of the United States or of any State, in any bankruptcy, reorganization, composition, extension, arrangement or insolvency proceedings, and Tenant shall thereafter be adjudicated bankrupt, or if such proceedings shall not be dismissed within ninety (90) days after the institution of the same; or if any such petition shall be so filed by Tenant or a liquidator; (c) if, in any proceeding, a receiver, receiver and manager, trustee or liquidator be appointed for all or any portion of Tenant's property, and such receiver, receiver and manager, trustee or liquidator shall not be discharged within ninety (90) days after the appointment of such receiver, receiver and manager, trustee or liquidator; (d)Tenant shall fail to perform any covenant required by the Distribution Agreement which failure shall continue beyond such cure periods, if any, as are provided for in such Distribution Agreement; or (e) a default under any Third Party Lease or under the provisions of a Fee Mortgage which affect Tenant's use of the Premises.

     18.2 Remedies. If an Event of Default occurs, then Landlord shall, at Landlord's option, have any or all of the following remedies, all of which shall be cumulative (so that Landlord's exercise of one remedy shall not preclude Landlord's exercise of another remedy), in addition to such other remedies as may be available at law or in equity or pursuant to any other terms of this Lease. Landlord's remedies shall include, without limitation:

          18.2.1 Termination of Tenant's Rights. Landlord may terminate Tenant's right to possession of the Premises by any lawful means, in which case this Lease and the Term shall terminate (and such date of termination shall be the Termination Date) and Tenant shall immediately surrender possession of all of the Premises to Landlord.

          18.2.2 Taking of Possession. Landlord may re-enter and take possession of any or all of the Premises with or without process of law and remove Tenant, with or without having terminated this Lease. This is intended to constitute an express right of re-entry on Landlord's part.

          18.2.3 Security Devices. Landlord may change the locks and other security devices providing admittance to the Premises.

          18.2.4 Conditional Limitation. Landlord may serve upon Tenant a 10-day notice of cancellation and termination of this Lease. Upon the expiration of such 10-day period, this Lease and the Term shall automatically and without any action by anyone terminate, expire and come to an end, by the mere lapse of time, as fully and completely as if the expiration of such 10-day period were the Termination Date. The passage of such 10-day period constitutes the limit beyond which Tenant's tenancy no longer exists. Tenant shall then quit and surrender the Premises to Landlord but Tenant shall remain liable as provided for in this Lease. It is a conditional limitation of this Lease that the Term shall terminate and expire as set forth in this paragraph. This paragraph is intended to establish a conditional limitation and not a condition subsequent.

          18.2.5 Injunction of Tenant's Breaches. Landlord shall be entitled to obtain a court order enjoining Tenant from continuing conduct constituting a breach of Tenant's covenants in this Lease. Tenant specifically acknowledges that damages would not constitute an adequate remedy for Tenant's breach of any non-monetary covenant contained in this Lease.

          18.2.6 Damages. Landlord may recover from Tenant all damages incurred by Landlord by reason of Tenant's default, including the costs of recovering possession, reletting the Premises, and any and all other damages legally recoverable by Landlord. Such damages shall include, at Landlord's election, either (a) the Rent provided for in this Lease, when and as due and payable pursuant to this Lease, less (in the case of this clause "b" only) Landlord's actual proceeds of reletting net of Landlord's actual reasonable costs of reletting, or (b) the entire amount of Rent due for the entire Term (or Renewal Term if applicable) shall accelerate and immediately become due and payable. Landlord may recover such damages at any time after Tenant's default, including after expiration of the Term.

          18.2.7 Continue Lease. Landlord may at Landlord's option maintain Tenant's right to possession, in which case this Lease shall continue in effect and Landlord shall be entitled to continue to enforce this Lease, including the right to collect Rent and the right to any remedies for nonpayment.

     18.3 Mitigation of Damages. Landlord agrees to take all commercially reasonable steps necessary or appropriate to mitigate any damages that Landlord may suffer on account of an Event of Default under this Lease. Without limiting the preceding sentence, Landlord shall diligently endeavor to relet the Premises under any circumstances where such reletting would mitigate Landlord's damages.

     18.4 Tenant's Late Payments. If Tenant makes any payment required under this Lease after such payment is first due and payable, then in addition to any other remedies Landlord may have under this Lease, and without reducing or adversely affecting any of Landlord's other rights and remedies, Tenant shall pay Landlord within 10 days after demand interest on such late payment, at an interest rate equal to the Prime Rate plus 3%, beginning on the date such payment was first due and payable and continuing until the date when Tenant actually makes such payment.

     18.5 Landlord's Right to Cure. If Tenant shall at any time fail to make any payment or perform any other act on its part to be made or performed pursuant to this Lease, then Landlord, after ten (10) Business Days' Notice to Tenant, or with such notice (if any) as is reasonably practicable under the circumstances in case of an emergency, and without waiving or releasing Tenant from any obligation of Tenant or from any default by Tenant and without waiving Landlord's right to take such action as may be permissible under this Lease as a result of such Default, may (but shall be under no obligation to) make such payment or perform such act on Tenant's part to be made or performed pursuant to this Lease. Landlord may enter upon the Premises for such purpose, and take all such action on the Premises, as may be reasonably necessary under the circumstances, but in doing so shall not unreasonably interfere with the conduct of operations on the Premises by Tenant or anyone claiming through Tenant and shall comply with Tenant's reasonable instructions. Tenant shall reimburse Landlord, as Additional Rent (within 10 days after Notice from Landlord accompanied by reasonable backup documentation), for all reasonable sums paid by Landlord and all costs and expenses reasonably incurred by Landlord, together with Landlord's Legal Costs, in connection with the exercise of Landlord's cure rights under this paragraph.

     18.6 Holding Over. The parties recognize and agree that if for any reason or no reason Tenant remains in the Premises after the Termination Date, then Landlord will suffer injury that is substantial, difficult or impossible to measure accurately. Therefore, if both (a) Tenant remains in the Premises after the Termination Date (for any month or partial month), for any reason or no reason, and (b) either (i) Landlord at any time gives Tenant Notice that Landlord elects to require Tenant to pay the liquidated damages described in this paragraph or (ii) as of the date 31 days after the Termination Date, Landlord has not commenced holdover proceedings against Tenant or otherwise proceeded to remove Tenant from the Premises, then in addition to any other rights or remedies available to Landlord, Tenant shall pay to Landlord, as liquidated damages and not as a penalty, for each month (or portion of a month) during which Tenant holds over in the Premises after the Termination Date, a sum equal to: 120% (for the first month or partial month of holding over), 140% (for the second month or partial month of holding over), and 150% (for each subsequent month or partial month of holding over) times the Rent, including Additional Rent, payable under this Lease for the month in which the Termination Date occurs.

     18.7 Legal Costs. Provided in each and every case that Landlord prevails, Tenant shall pay Landlord, as Additional Rent, all Legal Costs and any other out-of-pocket costs incurred by Landlord on account of any litigation or dispute between Landlord and Tenant, or claim made by Landlord against Tenant, arising from this Lease, a Third Party Lease or the landlord-tenant relationship under this Lease, or on account of Landlord's enforcement of this Lease upon Tenant's default. In addition, subject to the same proviso, Tenant shall reimburse Landlord for all Legal Costs and any other out-of-pocket costs incurred by Landlord in any litigation to enforce or interpret this Lease or seek declaratory or injunctive relief against Tenant in connection with this Lease; to exercise Landlord's remedies against Tenant upon an Event of Default under this Lease or pursuant to Law; to regain or attempt to regain possession of the Premises or otherwise terminate this Lease; and in any proceeding under the federal bankruptcy code, or under any similar statute affecting Tenant.

     18.8 Waivers. Landlord and Tenant irrevocably waive all rights to trial by jury in any action, proceeding, counterclaim or other litigation arising out of or relating to this Lease, the relationship of Landlord and Tenant under this Lease, the enforcement of this Lease, Tenant's use or occupancy of the Premises, any claim of injury or damage arising between Landlord and Tenant, or any actions of Landlord in connection with or relating to the enforcement of this Lease. Tenant waives any right of redemption provided for by Law.

     18.9 Accord and Satisfaction; Partial Payments. No payment by Tenant or receipt by Landlord of a lesser amount than the amount required to be paid by Tenant under this Lease shall be deemed to be other than a payment on account by Tenant, nor shall any endorsement or statement on any check or any letter accompanying any check or payment of Rent be deemed an accord or satisfaction. Landlord may accept any such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy for nonpayment, including termination of this Lease and commencement of a summary dispossess proceeding. Notwithstanding any endorsement on any check or any statement to the contrary in any letter accompanying any check or payment, Landlord shall apply any partial payments of back Rent made by Tenant to the oldest outstanding Rent under this Lease, except to the extent Landlord elects otherwise in its sole and absolute discretion.

     18.10 Cross-Default. Any default by Tenant under the Distribution Agreement which remains uncured during the applicable grace period, shall be an Event of Default under this Lease. In addition, any default under a Third Party Lease which remains uncured during the applicable grace period shall be an Event of Default under this Lease and any default under this Lease pertaining to a single or to multiple Premises shall be an Event of Default pertaining to all Premises.

19   Termination.

     Upon the Termination Date for any or all Premises, all improvements (including UST's) constituting part of the Premises shall become Landlord's property (subject to Permitted Exceptions), and Tenant shall deliver to Landlord possession of the Premises, in good condition and state of repair free of violations of Law and Environmental Laws, free of Hazardous Substances and free of all Subleases and tenancies except as otherwise set forth in Paragraph
16.3. In addition, upon such termination Tenant shall assign to Landlord, without recourse, all assignable licenses and permits affecting the Premises and all assignable contracts, warranties and guarantees then in effect relating to the Premises, together with all unpaid insurance awards and rights against insurance carriers as to then-existing insurance claims relating to the Premises. In addition, Tenant shall deliver to Landlord any unapplied building insurance proceeds in Tenant's possession. Tenant's personal property and equipment not removed from the Premises within 30 days after the Termination Date shall be deemed abandoned. Tenant shall continue to completion after the Termination Date any environmental remediations as required by Environmental Law and shall continue to pay Rent (including Additional Rent) for any Premises which are rendered substantially unusable because of the remediation activities.

20   Notices.

     All Notices shall be in writing and shall be addressed to Landlord and Tenant as set forth below. Notices shall be (i) delivered personally to the addresses set forth below, (ii) by Federal Express or other courier service to the addresses set forth below, in which case they shall be deemed delivered on the date of delivery (or when delivery has been attempted twice, as evidenced by the written report of the courier service) to the address(es) set forth below; or (iii) sent by certified mail, return receipt requested, in which case they shall be deemed delivered three Business Days after deposit in the United States mail, provided that no postal strike is then in effect. Either party may change its address by giving

Notice in compliance with this Lease. Notice of such a change shall be effective only upon receipt. The addresses of the parties are:

     Landlord: 125 Jericho Turnpike, Jericho, New York 11753
     Attention: Real Estate Manager

     Tenant: 125 Jericho Turnpike, Jericho, New York 11753
     Attention: President

21   No Broker.

     Landlord and Tenant each represents and warrants to each other that it did not engage any broker or finder in connection with this Lease and that no person is entitled to any commission or finder's fee on account of any agreements or arrangements made by such party with any broker or


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


finder. Each party shall Indemnify the other party against any breach of the foregoing representation by the Indemnitor.

22   Economic Abandonment.

     If during the Term Tenant determines that a Service Station Premises has become uneconomic or unsuitable for its own use and occupancy and Tenant has discontinued use of the Service Station Premises or intends to discontinue use of the Service Station Premises for a period of not less than one year from the date of said determination, Tenant shall have the right to cease selling motor fuels and sublease such Service Station Premises for any lawful use by giving notice to Landlord of Tenant's intention so to sublease. Said notice shall be delivered to Landlord at least sixty (60) days prior to the effective date of such termination specified in said notice and shall be accompanied by a certificate of an officer of Tenant to the effect that Tenant has determined that the Service Station Premises has become uneconomic or unsuitable for its then use and occupancy as a service station/convenience store and the Tenant has discontinued or intends to discontinue use of the Service Station Premises for a period of not less than one (1) year from the date of said determination. Any such Sublease shall be subject to Paragraph 16.3 except that Landlord's consent shall not be required. Prior to the commencement of such sublease term Tenant shall remove the UST's and any contaminated soil, and thereafter Tenant shall perform all requisite environmental investigations and/or remediations. Tenant shall be limited to ten (10) economic abandonments (non-cumulative) during any lease year during the Term. For Petroleum Terminal Premises and the Premises subject to Third Party Leases, Tenant shall have no right of economic abandonment under this Paragraph or otherwise.

23   Third Party Leases.

     23.1 Subordination: Conflict. The rights of Tenant hereunder are at all times subject to the terms and provisions of the Third Party Leases and Tenant agrees to perform all of Landlord's obligations, as lessee, to be performed by it under the Third Party Leases' initial terms and all renewal terms except that Landlord shall remit the rent due to the Third Party Lessors. In the event that there is any conflict between the terms and conditions of this Lease and the terms and conditions of any Third Party Lease, the terms and conditions of the Third Party Lease shall control. In the event that the Third Party Lease is terminated for any reason, Tenant acknowledges and agrees that the term of this Lease as applicable to the Third Party Lease Premises shall end 30 days prior to the termination of the Third Party Lease. Landlord disclaims any warranties, express or implied, that it has the right pursuant to the Third Party Lease to enter into this Lease.

     23.2 Renewal Options. Landlord has the right to exercise all renewal options under all Third Party Leases and Tenant has the right, but not the obligation, to sublease any such Premises during any such Third Party Leases renewal options. Tenant is not obligated to sublease any such Premises after the first to occur of (i) the end of the term of the Third Party Lease in effect on the date hereof, or (ii) January 31, 2012. In the event that Tenant elects to continue to sublease such Premises beyond the end of the term of a Third Party Lease, Tenant shall give Landlord notice of such election not less than 60 days prior to the date that notice is due to Third Party Lessor and Landlord agrees to give such notice to the Third Party Lessor pursuant to the terms of the Third Party Lease.

     23.3 Renewals. Landlord covenants and agrees that from time to time it will use all commercially reasonable efforts to renew all Third Party Leases which expire on or prior to the end of the Initial Term or applicable Renewal Term (where such Third Party Leases do not contain Renewal Options) on terms and
conditions acceptable to both Landlord and Tenant.   Tenant shall advise
Landlord not less than one (1) year prior to the expiration of a Third Party Lease if Tenant does not desire to continue its tenancy at such Premises, in which event Landlord will not renew the Third Party Lease for that Premises for Tenant's use but may renew for Landlord's other purposes, including subleasing to a third party. In the event that Tenant does not give Landlord the notice as aforesaid. Tenant shall be deemed to have agreed to renew the Lease as to such Premises on the terms and conditions negotiated by Landlord with the Third Party Lessor. In the event that Tenant does give Landlord the notice as aforesaid, the Lease as to such Premises shall expire and terminate at the end of the then current term of the applicable Third Party Lease.

24 Waivers.

     24.1 No Waiver by Silence. Failure of either party to complain of any act or omission on the part of the other party shall not be deemed a waiver by the noncomplaining party of any of its rights under this Lease. No waiver by either party at any time, express or implied, of any breach of any provisions of this Lease shall be a waiver of a breach of any other provision of this Lease or a consent to any subsequent breach of the same or any other provision. No acceptance by Landlord of any partial payment shall constitute an accord or satisfaction but shall only be deemed a part payment on account.

     24.2 No Landlord's Lien. Landlord confirms and acknowledges that Landlord has no lien or security interest in any personal property of Tenant located in, on or at the Premises, and that such personal property shall not constitute security for payment of any Rent. If, at any time after the Commencement Date, any statute or principle of law would grant Landlord any such lien or security interest, then Landlord hereby waives the benefit of any such statute and such lien. Landlord further agrees to execute such documentation, in recordable form, as Tenant shall reasonably require to confirm the foregoing waiver.

25   Further Assurances; Additional Deliveries.

     25.1 Estoppel Certificates. At any time and from time to time, upon not less than 10 Business Days' prior written request by either party to this Lease (the "Requesting Party"), the other party to this Lease (the "Certifying Party") shall execute, acknowledge and deliver to the Requesting Party (or directly to a third party whose name and address are provided by the requesting party) up to four original counterparts of an Estoppel Certificate. Any Estoppel Certificate may be relied upon by any third party to whom an Estoppel Certificate is required to be directed.

     25.2 Equipment Liens. If at any time or from time to time Tenant desires to enter into or grant any Equipment Liens, then upon Tenant's request Landlord shall enter into such customary documentation (with a detailed description) with respect to the property leased or otherwise financed or encumbered pursuant to such Equipment Liens as Tenant shall request, providing for matters such as the following: (a) Landlord's waiver of the right to take possession of such property upon occurrence of an Event of Default; and (b) customary agreements by Landlord to enable the secured party to repossess such property without damage to the Premises in the event of a default by Tenant permitting such secured party to exercise remedies under its Equipment Lien. Any such Equipment Lien shall be subordinate to this Lease. Notwithstanding the foregoing, Landlord shall have no obligation to approve Equipment Liens for subtenants and Tenant shall prevent its subtenants from creating any Equipment Liens.

     25.3 Further Assurances. Each party agrees to execute and deliver such further documents, and perform such further acts, as may be reasonably necessary to achieve the intent of the parties with respect to Tenant's leasing of the Premises from Landlord, as set forth in this Lease.

26   Miscellaneous.

     26.1 Force Majeure. Each party's obligation to perform or observe any term, condition, covenant or agreement on such party's part to be performed or observed pursuant to this Lease (other than any obligation to pay money when due) shall be suspended during such time as such performance or observance is prevented or delayed by reason of any Unavoidable Delay.

     26.2 Performance Under Protest. If a dispute arises regarding performance of any obligation under this Lease, the party against which such obligation is asserted shall have the right to perform it under protest, which shall not be regarded as voluntary performance. A party that shall have performed under protest shall have the right to institute appropriate proceedings to recover any amount paid or the reasonable cost of otherwise complying with any such obligation, together with interest at the Prime Rate on funds expended.

     26.3 Legal Costs, Generally. If either party prevails in any litigation or other dispute relating to the enforcement or interpretation of this Lease, then the losing party shall promptly after Notice (accompanied by reasonable backup documentation), reimburse the prevailing party's Legal Costs incurred in such litigation or other dispute.

     26.4 Access. Landlord and its agents, representatives and designees shall have the right to enter the Premises upon reasonable notice to Tenant during regular business hours, and in accordance with Tenant's reasonable instructions, for the purpose of complying with Landlord's specific obligations pursuant to this Lease and for the purpose of curing Tenant's defaults of which Landlord shall have given Tenant prior Notice or to exhibit the Premises in connection with the mortgaging or sale of the Fee Estate in compliance with this Lease. In entering the Premises pursuant to this paragraph, Landlord and its designees shall use reasonable efforts not to interfere with the conduct of operations on the Premises by Tenant or anyone claiming through Tenant, and shall comply with Tenant's reasonable instructions. Landlord shall Indemnify Tenant against any claims arising from Landlord's entry upon the Premises pursuant to this paragraph or any other provision of this Lease permitting Landlord to enter the Premises (except upon termination of this Lease).

     26.5 Vault Space. Any vaults and other areas now existing or subsequently built extending beyond the building line of the Premises are not included within the Premises, but Tenant may occupy and use the same during the Term, subject to applicable Laws and payment of all applicable Impositions. No revocation by any Government of any license or permit to maintain and use any such vaults shall in any way affect this Lease or the Rent due and owing hereunder.

     26.6 No Third Party Beneficiaries. Nothing in this Lease shall be deemed to confer upon any person (other than Landlord, Tenant, Third Party Lessors or Fee Mortgagees) any right to insist upon, or to enforce against Landlord or Tenant, the performance or observance by either party of its obligations under this Lease.

     26.7 Amendment. Any modification or amendment to this Lease must be in writing signed by Landlord and Tenant.

     26.8 Partial Invalidity. If any term or provision of this Lease or the application of such term or provision to any party or circumstance shall to any extent be invalid or unenforceable, then the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected by such invalidity. All remaining provisions of this Lease shall be valid and be enforced to the fullest extent permitted by law.

     26.9 Successors and Assigns. This Lease shall bind and benefit Landlord and Tenant and their successors and assigns, but this shall not limit or supersede any transfer restrictions contained in this Lease.

27   Interpretation; Execution and Application of Lease.

     27.1 Governing Law. This Lease and its interpretation and performance shall be governed, construed and regulated by the laws of the State of New York, without regard to principles of conflict of laws.

     27.2  Counterparts.  This Lease may be executed in counterparts.

     27.3 Reasonableness. Wherever this Lease states that approval by either party shall not be unreasonably withheld: (a) such approval shall not be unreasonably delayed or conditioned; and (b) no withholding of approval shall be deemed reasonable unless withheld by Notice specifying reasonable grounds, in reasonable detail, for such withholding of approval, and indicating specific reasonable changes in the proposal under consideration that would cause such proposal to be acceptable.

     27.4 Interpretation. No inference in favor of or against any party shall be drawn from the fact that such party has drafted any portion of this Lease. The parties have both participated substantially in the negotiation, drafting and revision of this Lease with representation by counsel and such other advisers as they have deemed appropriate. The words "include" and "including" shall be construed to be followed by the words: "without limitation."

     27.5 Delivery of Drafts. Neither Landlord nor Tenant shall be bound by this Lease unless and until each party shall have executed at least one counterpart of this Lease and delivered such executed counterpart to the other party. The submission of draft(s) of this Lease or comment(s) on such drafts shall not bind either party in any way and such draft(s) and comment(s) shall not be considered in interpreting this Lease.

     27.6 Captions. The captions of this Lease are for convenience and reference only and in no way affect this Lease.

     27.7 Entire Agreement. This Lease contains all the terms, covenants and conditions relating to Tenant's leasing of the Premises. There are no separate understandings or agreements, oral or written, between Landlord and Tenant relating to the Premises or Tenant's use or occupancy of the Premises, except for the Distribution Agreement.

IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Lease on the day and year first above written.

LANDLORD

GETTY REALTY CORP.


By:   ________________
      Leo Liebowitz
Its:  President

,

LEEMILT'S PETROLEUM, INC., as holder of the Fee Estate to some of the Premises hereby consents to this Lease.


                                LEEMILT'S PETROLEUM, INC.


                                By: ____________________________


GETTYMART INC., as lessee of a Third Party Lease to some of the Premises, hereby consents to this Lease.

                                GETTYMART INC.

                                By: ____________________________




GETTY TERMINALS CORP., as lessee of a Third Party Lease to some of the Premises, hereby consents to this Lease.




                                GETTY TERMINALS CORP.

                                By: ____________________________


DONNA OIL CORP., as lessee of a Third Party Lease to some of the Premises, hereby consents to this Lease.

                                DONNA OIL CORP.

                                By: __________________________

TENANT
GETTY PETROLEUM
MARKETING INC.


By:   _________________
Its:  President



KINGSTON OIL SUPPLY CORP., with respect to certain premises located in the Mid-Hudson Valley as set forth on Exhibit B hereto.

                                     KINGSTON OIL SUPPLY CORP.

                                     By:_____________________________

                                  EXHIBIT A

                              LEGAL DESCRIPTION

























                       [WILL BE SUPPLIED UPON REQUEST]

GETTY PETROLEUM CORP. Real Estate Department
                                                                     EXHIBIT B

                         THIRD PARTY LEASE LOCATIONS

Location                                                                     Zip
  Number        Address                         Town               STATE     Code
-----------------------------------------------------------------------------------
   16       98-21 ROCKAWAY BLVD                OZONE PARK           NY        11417
   54       172 HOWELLS RD                     BAYSHORE             NY        11706
   58       4101 HEMPSTEAD TPKE                BETHPAGE             NY        11714
   74       43 LAKE STREET                     WHITE PLAINS         NY        10600
   75       481 MAMARONECK AVE                 WHITE PLAINS         NY        10600
   77       758 PELHAM RD                      NEW ROCHELLE         NY        10805
   78       1800 CENTRAL AVE                   YONKERS              NY        10700
   79       25 HARTSDALE AVE                   HARTSDALE            NY        10530
   81       410 FIFTH AVE.                     NEW ROCHELLE         NY        10800
   91       40 N. STONE AVE                    ELMSFORD             NY        10523
  102       2311 CROMPOUND ROAD                PEEKSKILL            NY        10566
  103       200 WESTCHESTER AVE                PORT CHESTER         NY        10573
  104       2385 BOSTON RD.                    LARCHMONT            NY        10538
  111       245 EAST 138 STREET                BRONX                NY        10454
  114       2453 WESTCHESTER AVE               BRONX                NY        10461
  115       3400-08 BAYCHESTER AVE             BRONX                NY        10475
  116       128 EAST MAIN ST                   ELMSFORD             NY        10523
  117       946 BOSTON POST RD.                MAMARONECK           NY        10543
  121       1115 YONKERS AVE                   YONKERS              NY        10704
  122       481 CENTRAL AVE                    YONKERS              NY        10704
  126       4302 FT HAMILTON PWY               BROOKLYN             NY        11219
  128       2504 HARWAY AVE                    BROOKLYN             NY        11214
  138       159 BRONX RIVER ROAD               YONKERS              NY        10700
  152       3337 BOSTON RD                     BRONX                NY        10469
  177       443 RT. 9W                         HIGHLAND             NY        12528
  181       161-15 CROSS BAY BLVD              HOWARD BEACH         NY        11414
  200       13 CLARKE AVE                      STATEN ISLAND        NY        10306
  235       1820 RICHMOND ROAD                 STATEN ISLAND        NY        10306
  240       146-93 GUY BREWER BLVD             SPRINGFIELD GARDENS  NY        11434                       1
  249       524 CONEY ISLAND AVE               BROOKLYN             NY        11218
  254       1700 GEORGES RD. RT 130            NORTH BRUNSWICK      NJ        08902
  271       3501 BOSTON RD                     BRONX                NY        10456
  319       120 MOFFATT ROAD                   MAHWAH               NJ        07430
  323       3083 WEBSTER AVE                   BRONX                NY        10467
  350       69 PASCACK ROAD                    SPRING VALLEY        NY        10977
  353       163-10 PIDGEON MEADOW ROAD         FLUSHING             NY        11358
  354       RT 25 & RAYNOR RD                  RIDGE                NY        11961
  355       HOWELLS RD & UDALL RD              WEST ISLIP           NY        11795
  357       450 WYANDANCH AVE                  N. BABYLON           NY        11703
  358       185 EAST LINCOLN AVE               PELHAM               NY        10803
  361       101-06 ASTORIA BLVD.               ASTORIA              NY        11369
  362       1212 VICTORY BLVD                  STATEN ISLAND        NY        10301
  363       350 ROCKAWAY TPKE                  CEDARHURST           NY        11516
  365       1324 EAST PUTNAM AVE               OLD GREENWICH        CT        06870
  366       440 HAWKINS AVE                    LAKE RONKONKOMA      NY        11779
  396       1842 VICTORY BLVD                  STATEN ISLAND        NY        10314
  443       219 NORTH MAIN STREET              SAYVILLE             NY        11782
  523       1741 RT 37 W                       TOMS RIVER           NY        08753
  544       190 AQUEDUCT ROAD                  WHITE PLAINS         NY        10606
  545       SIMMONS PLAZA RT 9W                SAUGERTIES           NY        12477
  546       56-02 BROADWAY                     WOODSIDE             NY        11377
  547       89-15 ROCKAWAY BLVD                OZONE PARK           NY        11417

GETTY PETROLEUM CORP.  Real Estate Department

                         THIRD PARTY LEASE LOCATIONS


Location                                                                      Zip
 Number           Address                         Town            STATE      Code
-----------------------------------------------------------------------------------
  548         395 NO.NEWBRIDGE ROAD           HICKSVILLE           NY        11801
  549         1220 EAST 233RD STREET          BRONX                NY        10466
  550         176 MCGUINESS BLVD.             BROOKLYN             NY        11222
  561         387 RICHMOND AVE                STATEN ISLAND        NY        10302
  570         69 BANK STREET                  WHITE PLAINS         NY        10606
  571         660 N.BROADWAY, RTE. 22         N. WHITE PLAINS      NY        10600
  572         476 COMMERCE & RTE 141          HAWTHORNE            NY        10532
  573         1 PLEASANTVILLE ROAD            PLEASANTVILLE        NY        10570
  574         ROUTE 22                        PATTERSON            NY        12563
  576         313 TUCKAHOE ROAD               YONKERS              NY        10700
  577         719 BRONX RIVER RD              YONKERS              NY        10700
  578         1 BOSTON POST RD                RYE                  NY        10580
  579         185 NORTH HIGHLAND AVE          OSSINING             NY        10562
  580         30 MAIN STREET                  BRANFORD             CT        06405
  583         RTES. 44A&I-31                  COVENTRY             CT        06238
  595         222 DANBURY RD                  NEW MILFORD          CT        06776
  596         195 STATE STREET                NORTH HAVEN          CT        06473
  611         ROUTE 32                        WATERFORD            CT        06385
  613         1830 E. STATE STREET            WESTPORT             CT        06880
  615         1649 LITCHFIELD TURNPIKE        WOODBRIDGE           CT        06525
  617         18 SPRINGFIELD STREET           AGAWAM               MA        01001
  619         824 SUFFIELD ST. & SILVER       AGAWAM               MA        01001
  631         3133 PARK AVE & THORNDYKE       PALMER               MA        01069
  652         R.D.#1 ROUTE 130                BEVERLY              NJ        08010
  654         669 SOMERSET STREET             SOMERSET             NJ        08873
  655         4431 ROUTE 9                    FREEHOLD             NJ        07728
  659         RTE 440 & DANFORTH AVE          JERSEY CITY          NJ        07303
  661         100 WHITE HORSE PIKE            LAWNSIDE             NJ        08045                        2
  664         953 18TH AVE                    NEWARK               NJ        07106
  665         1292 RT 22 EAST                 N. PLAINFIELD        NJ        07060
  667         639 RTE 17 SOUTH                PARAMUS              NJ        07652
  671         410 RT 22 WEST                  UNION                NJ        07083
  673         6718 BLACK HORSE PIKE           PLEASANTVILLE        NJ        08232
  679         154 SOUTH MAIN STREET           TORRINGTON           CT        06790
  681         1258 MIDDLE COUNTRY RD          SELDEN               NY        11784
  685         2 ASHFORD AVE.                  DOBBS FERRY          NY        10522
  687         47 WOLCOTT RD.                  WOLCOTT              CT        06716
  688         301 EAST & WHITING STS          PLAINVILLE           CT        06062
  703         530 FRANKLIN AVE                FRANKLIN SQUARE      NY        11010
  704         4030 MERRICK ROAD               SEAFORD              NY        11783
  751         630 LINCOLN HWY RT 1            FAIRLESS HILLS       PA        19030
  752         1201 IVY HILL RD                PHILADELPHIA         PA        19150
 6766         3050 WHITNEY AVE                HAMDEN               CT        06514
 6771         1046 BOSTON POST ROAD           GUILFORD             CT        06437
 6772         147 POST ROAD                   COS COB              CT        06807
 6774         419 WASHINGTON AVE              NORTH HAVEN          CT        06473
 6811         774 FARMINGTON AVE              BRISTOL              CT        06010
 6817         1294 E. MAIN ST.                TORRINGTON           CT        06790
 6819         206 MAIN AVE.                   NORWALK              CT        06851
 6824         250 HOPE STREET                 STAMFORD             CT        06906
 6850         210 SOUTH STREET                W. HARTFORD          CT        06110
 6851         241 WHITE STREET                DANBURY              CT        06810

GETTY PETROLEUM CORP.  Real Estate Department

                              THIRD PARTY LEASES


Location                                                                      Zip
 Number           Address                         Town            STATE      Code
-----------------------------------------------------------------------------------

 6853        126 SOUTH ROAD                  ENFIELD               CT        06082
 6856        1707 STANLEY STREET             NEW BRITAIN           CT        06053
 6864        1022 BURNSIDE AVENUE            EAST HARTFORD         CT        06108
 6865        749 MAIN STREET                 WATERTOWN             CT        06795
 6870        1500 CORBIN AVENUE              NEW BRITAIN           CT        06053
 6871        441 WEST AVON ROAD              AVON                  CT        06001
 6872        339 OLD HARTFORD ROAD           COLCHESTER            CT        06415
 8605        129 NORTH DUPONT HIGHWAY        NEW CASTLE            DE        19720
 8635        BASIN ROAD & FRENCHTOWN         NEW CASTLE            DE        19720
28200        990 LISBON STREET               LEWISTON              ME        04240
28227        393 WESTERN AVENUE              AUGUSTA               ME        04330
28230        53 BROAD STREET                 AUBURN                ME        04210
28231        210 CIVIC CENTER DRIVE          AUGUSTA               ME        04332
29812        409 W BEL AIR AVE (GETTY)       ABERDEEN              MD        21001
30161        61 MAIN STREET                  MILFORD               MA        01757
30361        191 TALBOT AVE                  DORCHESTER            MA        02124
30439        286 BROADWAY                    TAUNTON               MA        02780
30471        626 CHANDLER ST.                WORCESTER             MA        01602
30515        331 BENNINGTON ST               BOSTON                MA        02128
30518        299 MAIN ST.                    GROVELAND             MA        01830
30537        1258 WILBUR AVE                 SOMERSET              MA        02725
30557        63 BROADWAY                     TAUNTON               MA        02780
30562        1 OAK HILL ROAD                 WESTFORD              MA        01886
30601        701 COCHITUATE ROAD             FRAMINGHAM            MA        01701
30644        1158 WASHINGTON STREET          CANTON                MA        02021
30646        825 WASHINGTON STREET           STOUGHTON             MA        02072
30647        151 MAIN STREET                 MEDFORD               MA        02115                        3
30648        321 ADAMS STREET                DORCHESTER            MA        02121
30649        452 CANTON STREET               STOUGHTON             MA        02072
30651        487 PARK AVE                    WORCESTER             MA        01610
30652        860 SOUTHBRIDGE ST.             AUBURN                MA        01501
30653        2 SUMMER ST & JAMES ST          BARRE                 MA        01005
30654        390 BELMONT STREET              WORCESTER             MA        01604
30655        548 MAIN STREET                 BROCKTON              MA        02401
30656        54 CANAL STREET                 MILLBURY              MA        01527
30657        1177 NO. MAIN STREET            CLINTON               MA        01510
30658        974 SOUTHBRIDGE STREET          WORCESTER             MA        01610
30660        10 WEST MAIN STREET             DUDLEY                MA        01570
30661        880 WATER STREET                FITCHBURG             MA        01420
30662        71 EAST CENTRAL STREET          FRANKLIN              MA        02038
30663        77 HIGHLAND STREET              WORCESTER             MA        01605
30664        199 FALMOUTH ROAD               HYANNIS               MA        02601
30665        288 CENTRAL STREET              LEOMINSTER            MA        01453
30666        248 LINCOLN STREET              WORCESTER             MA        01605
30668        544 MILLBURY STREET             WORCESTER             MA        01607
30669        48 WEST MAIN STREET             NORTHBOROUGH          MA        01532
30670        373 BARLOWS LANDING ROAD        POCASSET              MA        02559
30671        676 MAIN STREET                 CLINTON               MA        01510
30672        21 WEST BOYLSTON STREET         WEST BOYLSTON         MA        01583
30673        1429 GRAFTON STREET             WORCESTER             MA        01604
30674        176 WORCESTER RD.               SOUTHBRIDGE           MA        01550
30675        959 SOUTHBRIDGE STREET          WORCESTER             MA        01610

GETTY PETROLEUM CORP.  Real Estate Department

                              THIRD PARTY LEASES

Location                                                                      Zip
 Number           Address                         Town            STATE      Code
-----------------------------------------------------------------------------------
30676        1308 STATE HWY (RTE. 28)           S. YARMOUTH        MA         02664
30677        WORCESTER ROAD                     STERLING           MA         01564
30678        SINGLETARY AVENUE                  SUTTON             MA         01590
30679        1107 PLEASANT STREET               WORCESTER          MA         01602
30680        516 UNION AVENUE                   FRAMINGHAM         MA         01701
30681        RT.140,MAIN ST. & HARTFORD PK      UPTON              MA         01568
30682        377 MAIN STREET                    WAREHAM            MA         02571
30683        11 MILK STREET                     WESTBOROUGH        MA         01581
30684        570 MAIN STREET                    HARWICHPORT        MA         02646
30685        30 CHANDLER STREET                 WORCESTER          MA         01609
30686        193 SOUTHWEST CUTOFF               WORCESTER          MA         01604
30687        942 SOUTH STREET                   FITCHBURG          MA         01420
30688        702 WEST BOYLSTON STREET           WORCESTER          MA         01606
30689        200 MAIN STREET                    CHERRY VALLEY      MA         01611
30690        112 WAVERLY STREET (RT 135)        FRAMINGHAM         MA         01701
30691        90 WORCESTER STREET                N. GRAFTON         MA         01536
30692        333 EAST MAIN STREET               SOUTHBRIDGE        MA         01550
30693        109 SOUTH MAIN STREET              OXFORD             MA         01540
30694        54 STAFFORD STREET                 WORCESTER          MA         01603
30695        223 MAIN STREET                    ATHOL              MA         01331
30696        267 MECHANIC STREET                FITCHBURG          MA         01420
30697        1264 GRAFTON STREET                WORCESTER          MA         01604
30698        8 WEST MAIN STREET                 ORANGE             MA         01364                        4
30699        45 BALLARD STREET                  WORCESTER          MA         01607
30700        1660 WORCESTER ROAD                FRAMINGHAM         MA         01772
30701        299 MAPLE STREET                   MARLBOROUGH        MA         01752
30702        CAPE ROAD (RT. 140) & WATER ST     MILFORD            MA         01757
30709        294 BELMONT STREET                 WORCESTER          MA         01604
30710        350 GREENWOOD STREET               WORCESTER          MA         01607
30711        321 SOUTHBRIDGE STREET             AUBURN             MA         01501
30712        156 CRESCENT STREET                WALTHAM            MA         02154
30713        274 HIGH STREET                    LOWELL             MA         01852
30714        365 LAFAYETTE ROAD                 SALISBURY          MA         01960
30715        ROUTE 125 & SALEM STREET           ANDOVER            MA         01810
30716        308 THACHER STREET                 ATTLEBORO          MA         02703
55252        LAFAYETTE & NEW ZEALAND            SEABROOK           NH         03874
55269        330 SOUTH MAIN STREET              PENACOOK           NH         03303
55274        32 BRIDGE STREET                   PELHAM             NH         03076
56011        ACKERMAN AND RANDOLPH              CLIFTON            NJ         07011
56015        1508 NORTH KINGS HIGHWAY           CHERRY HILL        NJ         08002
56039        278 BLOOMFIELD AVENUE              NUTLEY             NJ         07110
56046        RTE 166 PRESIDENTIAL ROAD          TOMS RIVER         NJ         08753
56047        661 BLOOMFIELD AVE                 NUTLEY             NJ         07110
56049        SPRINGFIELD & PLAINFIELD           BERKELEY HGTS      NJ         07922
56055        738 CEDAR LANE                     TEANECK            NJ         07666
56057        RT. 35 & SUNSET AVE.               OCEAN TOWNSHIP     NJ         07712
56079        1061 BROADWAY (53RD ST.)           BAYONNE            NJ         07002
56084        8 STONEHOUSE  ROAD                 BASKING RIDGE      NJ         07920
56093        713 PLAINFIELD AVENUE              BERKELEY HGTS      NJ         07922
56096        SPRINGSIDE & WOODLANE RDS.         WESTAMPTON TWP     NJ         08060
56102        MAIN & UNION STREETS               LODI               NJ         07644
56108        BENNETT & KEARNY AVENUE            KEARNY             NJ         07032

GETTY PETROLEUM CORP. Real Estate Department

                              THIRD PARTY LEASES

Location                                                                     Zip
  Number        Address                         Town               STATE     Code
-----------------------------------------------------------------------------------
56112   745 CONVERY BLVD                     PERTH AMBOY              NJ       08861
56116   VALLEY ROAD & FENNER                 CLIFTON                  NJ       07011
56136   45 RIDGE ROAD  (5TH  AVENUE)         LYNDHURST                NJ       07071
56138   104 SOUTH AVE. (3RD  AVE.)           FANWOOD                  NJ       07023
56145   4413 U. S. HIGHWAY 9                 FREEHOLD                 NJ       07728
56149   91 BRICK BLVD.                       BRICK TWP                NJ       08723
56161   449 ROUTE 46 EAST                    LITTLE FERRY             NJ       07643
56169   128 CHESTNUT RIDGE RD & LAKE         MONTVALE                 NJ       07645
56195   345 ROUTE 22 E.                      GREENBROOK               NJ       08812
56251   1371 ROUTE 202 NORTH                 NESHANIC STATION         NJ       08853
56254   2222 PARK AVE                        S. PLAINFIELD            NJ       07080
56255   2501 BRIDGE AVE.                     PT. PLEASANT             NJ       08742
56271   RT 516 & HIGGINS ROAD                MATAWAN                  NJ       07747
56275   1942 LINCOLN HWY                     EDISON                   NJ       08817
56276   1490 BERGEN BOULEVARD                FORT LEE                 NJ       07024
56280   320 OLD HOOK RD AND CARVER AVE.      WESTWOOD                 NJ       07675
56288   PO BOX 360                           SWEDESBORO               NJ       08085
56809   762 ST GEORGES AVE                   RAHWAY                   NJ       07065
56815   2 W. ST. GEORGE AVE                  LINDEN                   NJ       07036
56821   252 IRVINGTON AVE.                   SOUTH ORANGE             NJ       07079
56848   85 DODD STREET                       EAST ORANGE              NJ       07017
56852   134 NJ RT. #4 (EAST BOUND)           ENGLEWOOD                NJ       07631
56853   225 DIAMOND BRIDGE AVENUE            HAWTHORNE                NJ       07506
56862   RARITAN RD.& CENTRAL                 CLARK                    NJ       07066
56867   MAIN ST & STATION RD                 MADISON                  NJ       07940
56868   526 ALLWOOD ROAD (BLOOMFI            CLIFTON                  NJ       07012
56871   450 NEW YORK AVE                     JERSEY CITY              NJ       07307
56872   39 CENTRAL AVE.                      JERSEY CITY              NJ       07306
56881   U.S. RT #46 (MILL)                   ELMWOOD PARK             NJ       07407
56882   58 GREENBROOK RD.(GROVE S            N. PLAINFIELD            NJ       07060
56909   RIVER RD. & MADISON                  NEW MILFORD              NJ       07646
56924   MIDLAND & OUTWATER                   GARFIELD                 NJ       07026
58014   5510 BROADWAY                        BRONX                    NY       10463
58015   8202 7TH AVENUE                      BROOKLYN                 NY       11228
58019   286 ASHBURTON AVE                    YONKERS                  NY       10701
58024   80 HORACE HARDING BLVD.              GREAT NECK               NY       11020
58025   1169 KNOLLWOOD ROAD                  WHITE PLAINS             NY       10603                         5
58034   601 PORT WASHINGTON BLVD             PT. WASHINGTON           NY       11050
58041   635 OLD COUNTRY ROAD                 WESTBURY                 NY       11590
58042   308 COLUMBUS AVE                     TUCKAHOE                 NY       10707
58043   950 FRONT ST. (GREENGROVE            UNIONDALE                NY       11553
58044   SUNRISE HIGHWAY & HARRISON           BALDWIN                  NY       11510
58053   9616 FLATLANDS AVE.                  BROOKLYN                 NY       11236
58054   490 PULASKI ROAD                     GREENLAWN                NY       11740
58064   1880 FRONT STREET                    EAST MEADOW              NY       11554
58069   510 SCRANTON AVE                     LYNBROOK                 NY       11563
58072   ROUTES 9 AND 9G                      RHINEBECK                NY       12572
58073   60-41 METROPOLITAN AVE.              RIDGEWOOD                NY       11227
58081   65 EAST PULASKI RD                   HUNTINGTON STATION       NY       11746
58092   657 SAWMILL RIVER RD                 ARDSLEY                  NY       10502
58101   774 TUCKAHOE RD.                     YONKERS                  NY       10710
58121   67 QUAKER RIDGE RD.                  NEW ROCHELLE             NY       10804

GETTY PETROLEUM CORP. Real Estate Department

                              THIRD PARTY LEASES

Location                                                                     Zip
  Number        Address                         Town               STATE     Code
-----------------------------------------------------------------------------------
58146         11 FLANDERS RD.                   RIVERHEAD           NY        11901
58181         734 PARK AVENUE                   HUNTINGTON          NY        11743
58205         63 8TH AVE.                       NEW YORK            NY        10014
58263         280 E. MAIN ST                    MT. KISCO           NY        10549
58297         RD #1 BOX 179                     SALT POINT          NY        12578
58409         119 WEST 145TH ST                 NEW YORK            NY        10039
58411         1 MERRICK AVE.                    EAST MEADOW         NY        11554
58471         675 CENTRAL AVE.                  CEDARHURST          NY        11516
58514         4116 BROADWAY (174TH ST.)         NEW YORK            NY        10033
58526         118-01 ROCKAWAY BLVD              OZONE PARK          NY        11420
58542         152 10TH AVE.                     NEW YORK            NY        10011
58547         34-02 31ST ST.                    ASTORIA             NY        11102
58548         RT 6 & LEXINGTON AV               MOHEGAN LAKE        NY        10547
58553         5931 AMBOY ROAD (BETHUNE)         STATEN ISLAND       NY        10309
58557         76-19 21ST AVE.                   E. ELMHURST         NY        11370
58563         MERRICK ROAD & WYNSUM AVE         MERRICK             NY        11566
58567         456 ROUTE 146                     GUILDERLAND CENTER  NY        12085
58568         360 CENTRAL AVE. (CLAREND         VALLEY STREAM       NY        11580
58572         255 LAKE AVE.                     ST. JAMES           NY        11780
58573         3287 MERRICK RD                   WANTAGH             NY        11793
58574         241 TERRY ROAD                    SMITHTOWN           NY        11787
58583         1331 NORTH GRAND AVENUE           BALDWIN             NY        11510
58584         607 EAST NEW YORK AVENUE          BROOKLYN            NY        11230
58585         73-01 BEACH CHANNEL               ARVERNE             NY        11692                   6
58587         61-01 WOODHAVEN BLVD.             REGO PARK           NY        11374
58592         242 DYCKMAN STREET                NEW YORK            NY        10034
58599         1386 WANTAGH AVENUE               WANTAGH             NY        11793
58602         540 PLANDOME RD.                  MANHASSET           NY        11030
58603         1784 BROADWAY                     HEWLETT             NY        11557
58605         78-01 LINDEN BLVD.                HOWARD BEACH        NY        11414
58616         1895 BRUCKNER BOULEVARD           BRONX               NY        10472
58703         1372 UNION ST & BRANDYWINE AVE    SCHENECTADY         NY        12363
58730         RT. 44, DUTCHESS TPKE.            PLEASANT VALLEY     NY        12569
58744         ROUTE 146                         MECHANICVILLE       NY        12118
58746         247 PINE HOLLOW RD                OYSTER BAY          NY        11771
58750         60 N CENTRAL AVE                  MECHANICVILLE       NY        12118
58752         125 JERICHO TPKE                  JERICHO             NY        11753
58753         784 ULSTER AVE MALL               KINGSTON            NY        12401
58754         320 COLUMBIA ST                   RENSSELAER          NY        12144
58755         272-276 EAST STRAND               KINGSTON            NY
58756         224-270 EAST STRAND               KINGSTON            NY
58758         181-207 EAST STRAND               KINGSTON            NY
58759         RT 9                              RHINEBECK           NY
58760         N. BROADWAY                       PORT EWEN           NY        12466
58761         LOWER MAIN STREET; PO BOX 351     CATSKILL            NY
58762         RT 23 & 385                       CATSKILL            NY        12414
58763         1 AMOS POST RD.                   CATSKILL            NY        12414
58764         RT 9W & W. BRIDGE STREET          CATSKILL            NY        12414
58766         124 FAIRVIEW AVE                  HUDSON              NY        12534
58767         124 FAIRVIEW AVE                  HUDSON              NY        12534
58768         RT 32 AND 212                     SAUGERTIES          NY        12477
58769         RT 32                             FREEHOLD            NY        12431

GETTY PETROLEUM CORP. Real Estate Department

                              THIRD PARTY LEASES

Location                                                                     Zip
  Number        Address                         Town               STATE     Code
-----------------------------------------------------------------------------------
58770         115 MANSION STREET                 COXSACKIE          NY        12051
58771         RTS 32 & 81                        GREENVILLE         NY        12083
58772         RT 32 QUARRYVILLE                  SAUGERTIES         NY        12477
58774         165 RT 59                          MONSEY             NY        10952
58776         1146 ULSTER AVENUE                 KINGSTON           NY        12401
58780         1208 WASHINGTON AVE                RENSSELAER         NY        12144
58786         RT 22                              HOUSICK FALLS      NY        12090
58790         330 RT 304 N                       BARDONIA           NY        10954
58796         RTE 123 SMITH RIDGE ROAD           S. SALEM           NY        10590
58797         RT 23                              LEEDS              NY        12451
58798         252 INNIS AVENUE                   POUGHKEEPSIE       NY        12603
58802         111 MAIN STREET                    PINE BUSH          NY        12566
58804         CHURCH STREET                      COPAKE             NY        12516
58806         RT 9 & ST. JOHN STREET             RED HOOK           NY        12571
58808         RT 82                              WEST TAGHKANIC     NY        12534
58812         RT 9W & RT 143                     RAVENA             NY        12143
58813         BAILEY ST.                         W. COXSACKIE       NY
58817         449 MAIN STREET                    YAPHANK            NY        11980
58818         311 LARKFIELD ROAD                 EAST NORTHPORT     NY        11731                     7
58822         ROUTE 22 - HARDSCRABBLE ROAD       CROTON FALLS       NY        10519
58826         7101 ROUTE 212                     SAUGERTIES         NY        12477
67101         62 BLUE VALLEY ROAD                BANGOR             PA        18013
67416         3796 OXFORD VALLEY RD              LEVITTOWN          PA        19057
67418         2391 DURHAM RD.  (NEWPORTVI        LANGHORNE          PA        19047
67432         ROUTE #309 & FAIRMOUNT ST.         COOPERSBURG        PA        18036
67434         778 2ND STREET PIKE                RICHBORO           PA        18954
67435         192 DURHAM RD.                     PENNDEL            PA        19047
67597         6142 RISING SUN AVE.               PHILADELPHIA       PA        19111
67601         2711 LIMEKILN PIKE                 NORTH HILLS        PA        19038
67602         RT 3 & BISHOP HOLLOW RD            NEWTOWN SQUARE     PA        19073
67603         2324 N GEORGE ST (GETTY)           YORK               PA        17402
67604         827 HANOVER AVENUE                 ALLENTOWN          PA        18103
67607         7002 WOODLAND AVENUE               PHILADELPHIA       PA        19142
67610         5302-04 RISING SUN AVENUE          PHILADELPHIA       PA        19120
67611         550 SOUTH MAIN STREET              SHREWSBURY         PA        17361
67615         900 E. HUNTING PARK AVENUE         PHILADELPHIA       PA        19124
67616         2242 BRIDGE STREET                 PHILADELPHIA       PA        19137
67617         3650 WILLIAM PENN HWY (GETTY)      PALMER TOWNSHIP    PA        18043
67647         918 YORK STREET (GETTY)            HANOVER            PA        17331
67649         HANOVER & S. MAIN STREET-GETTY     BIGLERVILLE        PA        17307
67655         601 U.S. ROUTE 15 NORTH            DILLSBURG          PA        17019
67660         133 WAYNE STREET                   READING            PA        19607
68005         1188 CUMBERLAND HILL ROAD          WOONSOCKET         RI        02895
68007         1271 BROAD STREET                  PROVIDENCE         RI        02905
68008         585 TIOGUE AVE.                    COVENTRY           RI        02816
68642         3381 E. MAIN RD.                   PORTSMOUTH         RI        02871
68644         1837 MAIN ROAD (RT.#77)            TIVERTON           RI        02878
69404         RTE 23-332                         BLUE BALL          PA        17506
69405         105N 8TH STREET                    READING            PA        19601
69406         634-646 N FRONT STREET             ALLENTOWN          PA        18102
69409         13TH & NORTHAMPTON STREETS         EASTON             PA        18042
69415         505 BROADWAY                       BETHLEHEM          PA        18015

                              THIRD PARTY LEASES

Location                                                                     Zip
  Number        Address                         Town               STATE     Code
-----------------------------------------------------------------------------------
69421     473 N. GEORGE STREET                MILLERSVILLE         PA        17551
69422     191 N. MAIN STREET                  MANHEIM              PA        17545
69428     NEWPORT ROAD                        INTERCOURSE          PA        17534
69430     RTE 897                             REINHOLDS            PA        17569
69431     832 E. PHILADELPHIA STREET          BOYERTOWN            PA        19512
69436     761 GAP NEWPORT PIKE                WEST GROVE           PA        19390
69438     1370 LANCASTER AVE                  COLUMBIA             PA        17512
69440     1001 BUCHERT ROAD                   POTTSTOWN            PA        19464
69441     451 E. PHILADELPHIA STREET          YORK                 PA        17403
69443     644 EAST MAIN STREET                EPHRATA              PA        17522
69444     1000 CHESTNUT STREET                READING              PA        19602
69445     2 WEST PENN STREET                  ROBESONIA            PA        19561
69447     629 WEST ORANGE STREET              LANCASTER            PA        17602
69449     1105 HANOVER AVENUE                 YORK                 PA        17404
69472     327 WEST MAIN STREET                LEOLA                PA        17540
69479     1704 NEW HOLLAND AVENUE             LANCASTER            PA        17601
69484     W. GREENWICH & SCHYLKILL            READING              PA        19601
69486     1701 WHITEFORD ROAD                 YORK                 PA        17402
69493     834 YORK STREET                     HANOVER              PA        17331
69495     7710 ALLENTOWN BLVD                 HARRISBURG           PA        17122
69497     RT 272 POPLAR STREET                ADAMSTOWN            PA        19501
69501     1125 ROOSEVELT AVENUE               YORK                 PA        17404
69507     1201 LITITZ PIKE                    LANCASTER            PA        17601
69684     20 HADE ROAD                        ST. THOMAS           PA        17252
69685     1070 TRINDLE ROAD                   CARLISLE             PA        17013
69688     45 E. HANOVER ST                    BONNEAUVILLE         PA        17325
69690     ROUTE 16                            MCCONNELLSBURG       PA        17233
71002     ROUTE 1 BOX 1960                    ROCKY MOUNT          VA        24034
71004     1704 SO. MAIN STREET                BLACKSBURG           VA        24060
71009     HIGHWAY 24 EAST                     VINTON               VA        24016
71010     2702 COLONIAL AVE                   ROANOKE              VA        24015
71011     ROUTE 3 BOX 702                     RIDGEWAY             VA        24148
71028     RT. 1 BOX 1070, APPALACHIAN DR.     FIELDALE             VA        24089                       8
71030     1506 MEMORIAL BLVD.                 MARTINSVILLE         VA        24112
71031     1219 JAMISON AVENUE,SE              ROANOKE              VA        24013
71032     2214 ELECTRIC RD., SW               ROANOKE              VA        24018
71033     3842 SHENANDOAH AVE.                ROANOKE              VA        24017
71054     1724 WESTOVER DRIVE                 RICH CREEK           VA        24147
71055     WESTOVER DR.& SCHUMATE ST.          DANVILLE             VA        24541
71090     3058 SALEM TURNPIKE,NW              ROANOKE              VA        24014
71103     1202 SOUTH JEFFERSON ST             ROANOKE              VA        24016
71108     931 GUS NICKS BLVD.                 ROANOKE              VA        24013
71109     1115 MAIN STREET                    ROANOKE              VA        24015
71110     THOMPSON MEMERIAL BLVD. & CLAY      SALEM                VA        24153
71112     ROUTE 57, RURAL RT.3                STANLEYTOWN          VA        24168
71113     RT 2 BOX 1                          MARTINSVILLE         VA        24112
71120     3542 ORANGE AVENUE, NE              ROANOKE              VA        24012
71173     7000 THREE CHOPT RD                 RICHMOND             VA        23226
71177     RT 1, BOX 202                       DALEVILLE            VA        24083
71178     340 EAST VALLEY DR.                 BRISTOL              VA        24201
71193     13625 GENITO RD.(BRANDERMILL)       MIDLOTHIAN           VA        23113
71204     1167 WOODHAVEN DRIVE                RICHMOND             VA        23224

                              THIRD PARTY LEASES

Location                                                                     Zip
  Number        Address                         Town               STATE     Code
-----------------------------------------------------------------------------------
71212        3901 GRAHAM PARK ROAD              TRIANGLE           VA        22026
71213        RT. 10, BOX 42                     MARTINSVILLE       VA        24112
71215        1148 VOLVO PARKWAY                 CHESAPEAKE         VA        23320
71216        1901 S. INDEPENDENCE BLVD          VIRGINIA BEACH     VA        23456
71218        401 GREEN MEADOWS DRIVE            VIRGINIA BEACH     VA        23462
71220        120 W. MERCURY BLVD.               HAMPTON            VA        23669
71222        4100 GEORGE WASHINGTON HWY.        PORTSMOUTH         VA        23702
71225        1196 INDIAN LAKES BLVD.            VIRGINIA BEACH     VA        23464
71250        12836 JEFFERSON AVE.               NEWPORT NEWS       VA        23602
71251        1099 INDEPENDENCE BLVD.            VIRGINIA BEACH     VA        23455
71252        5636 PRINCESS ANNE RD.             VIRGINIA BEACH     VA        23462
71255        3001 SALINA DRIVE                  VIRGINIA BEACH     VA        23452
71257        801 SOUTH LYNNHAVEN RD.            VIRGINIA BEACH     VA        23452                       9
71262        1306 NORTH KING ST.                HAMPTON            VA        23669
71264        209 E. HOLLY AVENUE                STERLING PARK      VA        22170
71288        ROUTE 4, BOX 569                   CHRISTIANBERG      VA        24073
71293        601 NEWTOWN RD.                    VIRGINIA BEACH     VA        23462
71294        99 MANASSAS DRIVE                  MANASSAS PARK      VA        22111
71704        5420 PETERS CREEK RD.              ROANOKE            VA        24019


  432        LEASED LOCATIONS

                                  EXHIBIT C

                             Permitted Exceptions


Fleet Bank Mortgages, Crossland Mortgages and numerous purchase money mortgages

Any new mortgages which are entered into on an arms-length basis the principal amount of which does not exceed the fair market value of the property mortgaged

Utility Easements

                                  EXHIBIT D

                      PREMISES WITH NON-COMPLYING UST'S



                              INVESTMENT-CAPITAL


 LOCATION
---------------------------------------
     #              CITY          STATE
---------------------------------------
          6 BROOKLYN                NY
          7 JAMAICA                 NY
          8 REGO PARK               NY
         20 BRONX                   NY
         22 CORONA                  NY
         24 BRONX                   NY
         61 MIDDLE ISLAND           NY
         74 WHITE PLAINS            NY
         79 HARTSDALE               NY
         82 OSSINING                NY
         91 ELMSFORD                NY
        102 PEEKSKILL               NY
        104 LARCHMONT               NY
        111 BRONX                   NY
        115 BRONX                   NY
        117 MAMARONECK              NY
        121 YONKERS                 NY
        126 BROOKLYN                NY
        128 BROOKLYN                NY
        138 YONKERS                 NY
        146 MAHOPAC                 NY
        157 POUGHKEEPSIE            NY
        160 MARLBORO                NY
        163 LAKE KATRINE            NY
        174 STONY POINT             NY
        177 HIGHLAND                NY
        178 KINGSTON                NY
        181 HOWARD BEACH            NY
        186 BRONX                   NY
        195 S. ISLAND               NY
        200 S. ISLAND               NY
        223 BROOKLYN                NY
        229 BROOKLYN                NY
        234 S. ISLAND               NY
        235 S. ISLAND               NY
        240 SPRINGFIELD GDNS.       NY
        252 MT. VERNON              NY
        264 BRONX                   NY
        266 BRONX                   NY
        270 BRONX                   NY
        272 BRONX                   NY
        275 BRONX                   NY
        276 BRONX                   NY
        277 BRONX                   NY
        278 YONKERS                 NY
        301 N. TARRYTOWN            NY
        307 BREWSTER                NY
        312 FLUSHING                NY
        323 BRONX                   NY
        324 S. ISLAND               NY

                             INVESTMENT-CAPITAL


 LOCATION
------------------------------------
    #             CITY         STATE
------------------------------------
      341 NEW YORK               NY
      342 GLENDALE               NY
      343 OZONE PARK             NY
      344 LIC                    NY
      350 SPRING VALLEY          NY
      361 ASTORIA                NY
      362 S. ISLAND              NY
      396 S. ISLAND              NY
      411 BROOKLYN               NY
      421 BROOKLYN               NY
      544 WHITE PLAINS           NY
      545 SAUGERTIES             NY
      546 WOODSIDE               NY
      547 OZONE PARK             NY
      561 S. ISLAND              NY
      564 BROOKLYN               NY
      568 LIC                    NY
      570 WHITE PLAINS           NY
      572 HAWTHORNE              NY
      573 PLEASANTVILLE          NY
      576 YONKERS                NY
      577 YONKERS                NY
      578 RYE                    NY
      579 OSSINING               NY
      587 FRANKLIN               CT
      617 AGAWAM                 MA
      618 FEEDING HILLS          MA
      619 AGAWAM                 MA
      624 GRANBY                 MA
      625 G. BARRINGTON          MA
      626 HADLEY                 MA
      627 LANESBORO              MA
      628 MONSON                 MA
      629 NORTH ADAMS            MA
      630 NORTH ADAMS            MA
      631 PALMER                 MA
      632 PITTSFIELD             MA
      633 PITTSFIELD             MA
      637 SPRINGFIELD            MA
      638 SPRINGFIELD            MA
      640 SPRINGFIELD            MA
      641 SPRINGFIELD            MA
      643 WESTFIELD              MA
      647 OSSINING               NY
      649 BROOKLYN               NY
      685 DOBBS FERRY            NY
      709 BROOKLYN               NY
     6130 NEW HAVEN              CT
     6744 NORWALK                CT
     6765 STAMFORD               CT

                             INVESTMENT-CAPITAL


 LOCATION
------------------------------------
    #             CITY         STATE
------------------------------------
     6772 COS COB                CT
     6822 MANCHESTER             CT
     6853 ENFIELD                CT
     8605 NEW CASTLE             DE
     8608 WILMINGTON             DE
     8635 NEW CASTLE             DE
     8637 ST. GEORGES            DE
     8641 WILMINGTON             DE
     8644 WILMINGTON             DE
     8645 CLAYMONT               DE
     8659 NEWARK                 DE
     8667 NEWARK                 DE
     8671 WILMINGTON             DE
    28032 PORTLAND               ME
    28215 WESTBROOK              ME
    29721 ROCKDALE               MD
    29763 RANDALSTOWN            MD
    29812 ABERDEEN               MD
    30161 MILFORD                MA
    30312 AGAWAM                 MA
    30315 S. WEYMOUTH            MA
    30317 WEST ROXBURY           MA
    30324 MAYNARD                MA
    30327 STOUGHTON              MA
    30331 ARLINGTON              MA
    30339 BELMONT                MA
    30351 ROCKLAND               MA
    30352 WATERTOWN              MA
    30355 READING                MA
    30361 DORCHESTER             MA
    30363 WEYMOUTH               MA
    30392 ASHLAND                MA
    30393 WOBURN                 MA
    30404 BELMONT                MA
    30412 PITTSFIELD             MA
    30429 N. ATTLEBORO           MA
    30436 WORCESTER              MA
    30439 TAUNTON                MA
    30445 FALL RIVER             MA
    30457 WORCESTER              MA
    30458 WEBSTER                MA
    30466 CLINTON                MA
    30468 FOXBORO                MA
    30471 WORCESTER              MA
    30472 CLINTON                MA
    30515 BOSTON                 MA
    30521 NEWTON                 MA
    30524 FALMOUTH               MA
    30537 SOMERSET               MA
    30545 METHUEN                MA

                             INVESTMENT-CAPITAL


 LOCATION
------------------------------------
    #             CITY         STATE
------------------------------------
    30546 ROCKLAND               MA
    30548 WILLIAMSTOWN           MA
    30551 FAIRHAVEN              MA
    30557 TAUNTON                MA
    30558 SEEKONK                MA
    30559 WALPOLE                MA
    30561 N. ANDOVER             MA
    30562 WESTFORD               MA
    30600 LOWELL                 MA
    30601 FRAMINGHAM             MA
    30603 METHUEN                MA
    30604 AMESBURY               MA
    30605 GEORGETOWN             MA
    30606 IPSWICH                MA
    30607 SALISBURY              MA
    30609 BEVERLY                MA
    30610 BILLERICA              MA
    30612 CHATHAM                MA
    30615 HARWICH                MA
    30616 IPSWICH                MA
    30618 LOWELL                 MA
    30619 METHUEN                MA
    30621 NEWBURYPORT            MA
    30623 ORLEANS                MA
    30624 PEABODY                MA
    30625 QUINCY                 MA
    30626 REVERE                 MA
    30627 SALEM                  MA
    30629 TEWKSBURY              MA
    30630 TWIN MILL              MA
    30631 FALMOUTH               MA
    30633 WESTFORD               MA
    30636 BRIDGEWATER            MA
    30644 CANTON                 MA
    30646 STOUGHTON              MA
    30647 MEDFORD                MA
    30648 DORCHESTER             MA
    30649 STOUGHTON              MA
    30651 WORCESTER              MA
    30653 BARRE                  MA
    30654 WORCESTER              MA
    30655 BROCKTON               MA
    30656 MILLBURY               MA
    30658 WORCESTER              MA
    30660 DUDLEY                 MA
    30662 FRANKLIN               MA
    30663 WORCESTER              MA
    30665 LEOMINSTER             MA
    30666 WORCESTER              MA
    30668 WORCESTER              MA

                             INVESTMENT-CAPITAL


 LOCATION
------------------------------------
    #             CITY         STATE
------------------------------------
    30669 NORTHBOROUGH           MA
    30670 POCASSET               MA
    30671 CLINTON                MA
    30672 W. BOYLSTON            MA
    30674 SOUTHBRIDGE            MA
    30675 WORCESTER              MA
    30676 S. YARMOUTH            MA
    30677 STERLING               MA
    30678 SUTTON                 MA
    30679 WORCESTER              MA
    30680 FRAMINGHAM             MA
    30682 WAREHAM                MA
    30683 WESTBOROUGH            MA
    30684 HARWICHPORT            MA
    30685 WORCESTER              MA
    30686 WORCESTER              MA
    30687 FITCHBURG              MA
    30688 WORCESTER              MA
    30689 CHERRY VALLEY          MA
    30690 FRAMINGHAM             MA
    30692 SOUTHBRIDGE            MA
    30693 OXFORD                 MA
    30696 FITCHBURG              MA
    30697 WORCESTER              MA
    30698 ORANGE                 MA
    30702 MILFORD                MA
    30704 UXBRIDGE               MA
    30709 WORCESTER              MA
    30710 WORCESTER              MA
    30711 AUBURN                 MA
    30712 WALTHAM                MA
    30713 LOWELL                 MA
    55237 SALEM                  NH
    55238 LONDONBERRY            NH
    55244 MERRINACK              NH
    55245 NASHUA                 NH
    55247 PEMBROKE               NH
    55249 ROCHESTER              NH
    55251 SALEM                  NH
    55254 EXETER                 NH
    55257 EPPING                 NH
    55258 EPSOM                  NH
    55259 EXETER                 NH
    55261 MILFORD                NH
    55265 PORTSMOUTH             NH
    55274 PELHAM                 NH
    56161 LITTLE FERRY           NJ
    56230 NEWARK                 NJ
    58007 GLENDALE               NY
    58012 BELLAIRE               NY

                             INVESTMENT-CAPITAL


 LOCATION
------------------------------------
    #             CITY         STATE
------------------------------------
    58014 BRONX                  NY
    58015 BROOKLYN               NY
    58018 BAYSIDE                NY
    58049 YONKERS                NY
    58053 BROOKLYN               NY
    58071 ST. ALBANS             NY
    58077 BROOKLYN               NY
    58079 BROOKLYN               NY
    58085 BAYSIDE                NY
    58108 WHITE PLAINS           NY
    58111 SCARSDALE              NY
    58114 NEW ROCHELLE           NY
    58119 BROOKLYN               NY
    58121 NEW ROCHELLE           NY
    58154 BRONX                  NY
    58173 GLENVILLE              NY
    58205 NEW YORK               NY
    58218 ALBANY                 NY
    58220 LONG ISLAND CITY       NY
    58254 ALBANY                 NY
    58260 RENSSELAER             NY
    58315 ROTTERDAM              NY
    58329 OSSINING               NY
    58347 ELLENVILLE             NY
    58367 CHATHAM                NY
    58409 NEW YORK               NY
    58415 BROOKLYN               NY
    58441 STATEN ISLAND          NY
    58443 STATEN ISLAND          NY
    58505 BRONX                  NY
    58513 BRONX                  NY
    58514 NEW YORK               NY
    58526 OZONE PARK             NY
    58542 NEW YORK               NY
    58547 ASTORIA                NY
    58557 E. ELMHURST            NY
    58567 GUILDERLAND CTR.       NY
    58582 TROY                   NY
    58584 BROOKLYN               NY
    58585 ARVERNE                NY
    58587 REGO PARK              NY
    58592 NEW YORK               NY
    58596 MIDDLETOWN             NY
    58605 HOWARD BEACH           NY
    58703 SCHENECTADY            NY
    58704 BALLSTON SPA           NY
    58705 BALLSTON SPA           NY
    58710 COLONIE                NY
    58711 DELMAR                 NY
    58712 ELLENVILLE             NY

                             INVESTMENT-CAPITAL


 LOCATION
------------------------------------
    #             CITY         STATE
------------------------------------
    58714 FT. PLAIN              NY
    58715 GLENS FALLS            NY
    58716 GLOVERSVILLE           NY
    58718 CLIFTON PARK           NY
    58719 GREEN ISLAND           NY
    58720 HANCOCK                NY
    58721 HYDE PARK              NY
    58722 LATHAM                 NY
    58723 BALLSTON SPA           NY
    58724 MELROSE                NY
    58725 MILLERTON              NY
    58726 NEW WINDSOR            NY
    58727 NISKAYUNA              NY
    58730 PLEASANT VLLY          NY
    58731 POUGHKEEPSIE           NY
    58733 QUEENSBURY             NY
    58735 ROTTERDAM              NY
    58737 SCHNECTADY             NY
    58739 S. GLENS FALLS         NY
    58740 TROY                   NY
    58741 WARRENSBURG            NY
    58743 HUDSON FALLS           NY
    58744 MECHANICVILLE          NY
    58750 MECHANICVILLE          NY
    58751 NEWBURGH               NY
    58753 KINGSTON               NY
    58754 RENSSELAER             NY
    58760 PORT EWEN              NY
    58761 CATSKILL               NY
    58762 CATSKILL               NY
    58766 HUDSON                 NY
    58768 SAUGERTIES             NY
    58769 FREEHOLD               NY
    58771 GREENVILLE             NY
    58772 QUARRYVILLE            NY
    58780 RENSSELAER             NY
    58785 MENANDS                NY
    58786 HOOSICK FALLS          NY
    58793 VALATIE                NY
    58797 LEEDS                  NY
    58802 PINE BUSH              NY
    58804 COPAKE                 NY
    58806 RED HOOK               NY
    58808 W. TAGHKANIC           NY
    58809 MIDDLE ISLAND          NY
    58812 RAVENA                 NY
    58822 CROTON FALLS           NY
    67101 BANGOR                 PA
    67215 PHILADELPHIA           PA
    67227 ALLENTOWN              PA

                             INVESTMENT-CAPITAL


 LOCATION
------------------------------------
    #             CITY         STATE
------------------------------------
    67249 PHILADELPHIA           PA
    67261 PHILADELPHIA           PA
    67265 PHILADELPHIA           PA
    67266 PHILADELPHIA           PA
    67276 PHILADELPHIA           PA
    67299 ABINGTON               PA
    67398 ROSLYN                 PA
    67402 PHILADELPHIA           PA
    67409 PHILADELPHIA           PA
    67416 LEVITTOWN              PA
    67423 QUAKERTOWN             PA
    67425 SOUDERTON              PA
    67432 COOPERSBURG            PA
    67531 TRAPPE                 PA
    67580 GETTYSBURG             PA
    67596 PARADISE               PA
    67597 PHILADELPHIA           PA
    67599 ELIZABETHTOWN          PA
    67604 ALLENTOWN              PA
    67610 PHILADELPHIA           PA
    67616 PHILADELPHIA           PA
    67624 NEW OXFORD             PA
    67626 LITTLESTOWN            PA
    67627 HANOVER                PA
    67632 LONGSTOWN              PA
    67633 YORK                   PA
    67636 DOVER                  PA
    67638 GLEN ROCK              PA
    67639 CARLISLE               PA
    67641 BOILING SPGS.          PA
    67654 HARRISBURG             PA
    68007 PROVIDENCE             RI
    68120 E. PROVIDENCE          RI
    68646 WAKEFIELD              RI
    69002 READING                PA
    69004 EPHRATA                PA
    69005 DAUPHIN                PA
    69006 DOUGLASVILLE           PA
    69010 YORK                   PA
    69012 GETTYSBURG             PA
    69016 POTTSVILLE             PA
    69019 POTTSVILLE             PA
    69406 ALLENTOWN              PA
    69408 BETHLEHEM              PA
    69409 WASTON                 PA
    69415 BETHLEHEM              PA
    69416 LANCASTER              PA
    69417 SCAFFERSTOW            PA
    69419 HAMBURG                PA
    69420 READING                PA

                             INVESTMENT-CAPITAL


 LOCATION
------------------------------------
    #             CITY         STATE
------------------------------------
    69421 MILLERSVILLE           PA
    69422 MANHEIN                PA
    69425 EBENEZER               PA
    69426 BETHELEM               PA
    69428 INTERCOURSE            PA
    69430 REINHOLDS              PA
    69431 BOYERTOWN              PA
    69439 OXFORD                 PA
    69440 POTTSTOWN              PA
    69443 EPHRATA                PA
    69444 READING                PA
    69445 ROBERSONIA             PA
    69449 YORK                   PA
    69466 KENHORST               PA
    69472 LEOLA                  PA
    69476 SHREWSBURY             PA
    69483 RED LION               PA
    69484 READING                PA
    69493 HANOVER                PA
    69495 HARRISBURG             PA
    69497 ADAMSTOWN              PA
    69503 LANCASTER              PA
    69504 NEW HOLLAND            PA
    69505 CHRISTIANA             PA
    69507 LANCASTER              PA
    69673 WYOMISSING HILLS       PA
    69676 ST. CLAIR              PA
    69681 W. READING             PA
    69682 ARDENTSVILLE           PA
    69683 HOHNTON                PA
    69684 ST. THOMAS             PA
    69685 CARLISLE               PA
    69688 BONNEAUVILLE           PA
    69690 MCCONNELLSBURG         PA
    71002 ROCKY MOUNT            VA
    71004 BLACKSBURG             VA
    71009 VINTON                 VA
    71010 ROANOKE                VA
    71011 RIDGEWAY               VA
    71028 FIEDALE                VA
    71030 MARTISNSILLE           VA
    71031 ROANOKE                VA
    71033 ROANOKE                VA
    71054 RICH CREEK             VA
    71055 DANVILLE               VA
    71090 ROANOKE                VA
    71108 ROANOKE                VA
    71109 ROANOKE                VA
    71110 SALEM                  VA
    71112 STANLEYTOWN            VA

                             INVESTMENT-CAPITAL


 LOCATION
------------------------------------
    #             CITY         STATE
------------------------------------
    71113 MARTINSVILLE           VA
    71120 ROANOKE                VA
    71173 RICHMOND               VA
    71177 DALEVILLE              VA
    71178 BRISTOL                VA
    71213 MARTINSVILLE           VA
    71215 CHESAPEAKE             VA
    71216 VIRGINIA BCH           VA
    71218 VIRGINIA BCH           VA
    71220 HAMPTON                VA
    71222 PORTSMOUTH             VA
    71250 NEWPORT NEWS           VA
    71251 VIRGINIA BCH           VA
    71252 VIRGINIA BCH           VA
    71255 VIRGINIA BCH           VA
    71257 VIRGINIA BCH           VA
    71262 HAMPTON                VA
    71264 STERLING PARK          VA
    71270 PORTSMOUTH             VA
    71288 CHRISTIANASBR          VA
    71293 VIRGINIA BCH           VA
    71294 MAHASSAS PK            VA
    76112 BENNINGTON             VT
      473 SITES

                                  EXHIBIT E

                     PREMISES WITH ONGOING REMEDIATIONS



                          INVESTMENT-ENVIRONMENTAL

 LOCATION
-------------------------------------
    #             CITY         STATE
-------------------------------------
        7 JAMAICA                NY
        8 REGO PARK              NY
       16 OZONE PARK             NY
       17 BROOKLYN               NY
       20 BRONX                  NY
       22 CORONA                 NY
       24 BRONX                  NY
       38 OCEANSIDE              NY
       54 BRIGHTWATERS           NY
       61 MIDDLE ISLAND          NY
       74 WHITE PLAINS           NY
       75 WHITE PLAINS           NY
       77 NEW ROCHELLE           NY
       78 YONKERS                NY
       79 HARTSDALE              NY
       82 OSSINING               NY
       91 ELMSFORD               NY
       93 PELHAM MANOR           NY
      100 MAHWAH                 NJ
      101 VALLEY COTTAGE         NY
      102 PEEKSKILL              NY
      103 PORT CHESTER           NY
      104 LARCHMONT              NY
      110 MEDFORD                NY
      111 BRONX                  NY
      114 BRONX                  NY
      115 BRONX                  NY
      116 ELMSFORD               NY
      117 MAMARONECK             NY
      121 YONKERS                NY
      126 BROOKLYN               NY
      128 BROOKLYN               NY
      138 YONKERS                NY
      146 MAHOPAC                NY
      157 POUGHKEEPSIE           NY
      159 CARMEL                 NY
      160 MARLBORO               NY
      163 LAKE KATRINE           NY
      169 WAPPINGERS FALLS       NY
      174 STONY POINT            NY
      177 HIGHLAND               NY
      178 KINGSTON               NY
      179 POUGHKEEPSIE           NY
      181 HOWARD BEACH           NY
      182 LAGRANGEVILLE          NY
      186 BRONX                  NY
      195 STATEN ISLAND          NY
      200 S. ISLAND              NY
      210 BRONX                  NY
      214 JAMAICA                NY

                          INVESTMENT-ENVIRONMENTAL

 LOCATION
-------------------------------------
    #             CITY         STATE
-------------------------------------
      218 MIDDLE VILLAGE         NY
      219 LONG ISLAND CITY       NY
      223 BROOKLYN               NY
      225 ROCKAWAY PARK          NY
      228 BROOKLYN               NY
      229 BROOKLYN               NY
      234 STATEN ISLAND          NY
      235 S. ISLAND              NY
      240 SPRINGFIELD GDNS.      NY
      252 MT. VERNON             NY
      254 NORTH BRUNSWICK        NJ
      257 BRONX                  NY
      258 BRONX                  NY
      261 BRONX                  NY
      264 BRONX                  NY
      266 BRONX                  NY
      268 BRONX                  NY
      270 BRONX                  NY
      271 BRONX                  NY
      272 BRONX                  NY
      275 BRONX                  NY
      276 BRONX                  NY
      277 BRONX                  NY
      278 YONKERS                NY
      288 ATLANTIC HIGHLANDS     NJ
      301 N. TARRYTOWN           NY
      304 OLD BRIDGE             NJ
      307 BREWSTER               NY
      312 FLUSHING               NY
      319 MAHWAH                 NJ
      322 VALLEY COTTAGE         NY
      323 BRONX                  NY
      324 S. ISLAND              NY
      325 BRIARCLIFF MANOR       NY
      326 BRONX                  NY
      329 BRONX                  NY
      331 BRONX                  NY
      332 BRONX                  NY
      334 BROOKLYN               NY
      336 BROOKLYN               NY
      339 NEW YORK               NY
      340 NEW YORK               NY
      341 NEW YORK               NY
      342 GLENDALE               NY
      343 OZONE PARK             NY
      344 LIC                    NY
      357 N. BABYLON             NY
      358 PELHAM                 NY
      360 SMITHTOWN              NY
      361 ASTORIA                NY

                          INVESTMENT-ENVIRONMENTAL

 LOCATION
-------------------------------------
    #             CITY         STATE
-------------------------------------
      362 S. ISLAND              NY
      363 CEDARHURST             NY
      366 LAKE RONKONKOMA        NY
      370 KEYPORT                NJ
      377 NEW CITY               NY
      379 W. HAVERSTRAW          NY
      396 STATEN ISLAND          NY
      411 BROOKLYN               NY
      421 BROOKLYN               NY
      425 W. ISLIP               NY
      429 RONKONKOMA             NY
      444 BAYSHORE               NY
      460 BETHPAGE               NY
      523 TOMS RIVER             NJ
      535 N. BABYLON             NY
      544 WHITE PLAINS           NY
      545 SAUGERTIES             NY
      546 WOODSIDE               NY
      547 OZONE PARK             NY
      548 HICKSVILLE             NY
      549 BRONX                  NY
      561 S. ISLAND              NY
      564 BROOKLYN               NY
      568 LIC                    NY
      570 WHITE PLAINS           NY
      571 N. WHITE PLAINS        NY
      572 HAWTHORNE              NY
      573 PLEASANTVILLE          NY
      574 PATTERSON              NY
      576 YONKERS                NY
      577 YONKERS                NY
      578 RYE                    NY
      579 OSSINING               NY
      580 BRANFORD               CT
      581 BRIDGEPORT             CT
      583 COVENTRY               CT
      587 FRANKLIN               CT
      589 MANCHESTER             CT
      590 MERIDEN                CT
      595 NEW MILFORD            CT
      596 NORTH HAVEN            CT
      598 NORWICH                CT
      600 WAUREGAN               CT
      604 TERRYVILLE             CT
      607 UNION CITY             CT
      611 WATERFORD              CT
      613 WESTPORT               CT
      615 WOODBRIDGE             CT
      619 AGAWAM                 MA
      624 GRANBY                 MA

                          INVESTMENT-ENVIRONMENTAL

 LOCATION
-------------------------------------
    #             CITY         STATE
-------------------------------------
      625 GREAT BARRINGTON       MA
      628 MONSON                 MA
      633 PITTSFIELD             MA
      635 SOUTH HADLEY           MA
      637 SPRINGFIELD            MA
      638 SPRINGFIELD            MA
      647 OSSINING               NY
      649 BROOKLYN               NY
      660 LAKEWOOD               NJ
      667 PARAMUS                NJ
      673 PLEASANTVILLE          NJ
      676 GLEN HEAD              NY
      677 NEW ROCHELLE           NY
      679 TORRINGTON             CT
      680 N. BRANFORD            CT
      685 DOBBS FERRY            NY
      687 WOLCOTT                CT
      688 PLAINVILLE             CT
      709 BROOKLYN               NY
      751 FAIRLESS HILLS         PA
      752 PHILADELPHIA           PA
     6130 NEW HAVEN              CT
     6722 BLOOMFIELD             CT
     6725 SIMSBURY               CT
     6742 RIDGEFIELD             CT
     6743 BRIDGEPORT             CT
     6744 NORWALK                CT
     6746 BRIDGEPORT             CT
     6748 BRIDGEPORT             CT
     6749 BRIDGEPORT             CT
     6751 BRIDGEPORT             CT
     6753 BRIDGEPORT             CT
     6754 BRIDGEPORT             CT
     6756 BRIDGEPORT             CT
     6762 DARIEN                 CT
     6764 WESTPORT               CT
     6765 STAMFORD               CT
     6766 HAMDEN                 CT
     6768 STAMFORD               CT
     6772 COS COB                CT
     6776 STRATFORD              CT
     6777 MILFORD                CT
     6778 STRATFORD              CT
     6782 FAIRFIELD              CT
     6811 BRISTOL                CT
     6813 BROOKFIELD             CT
     6817 TORRINGTON             CT
     6819 NORWALK                CT
     6826 HARTFORD               CT
     6831 NEW HAVEN              CT

                          INVESTMENT-ENVIRONMENTAL

 LOCATION
-------------------------------------
    #             CITY         STATE
-------------------------------------
     6836 BRIDGEPORT             CT
     6837 WILTON                 CT
     6850 W. HARTFORD            CT
     6853 ENFIELD                CT
     6862 STRATFORD              CT
     6864 EAST HARTFORD          CT
     6871 AVON                   CT
     8608 WILMINGTON             DE
     8635 NEW CASTLE             DE
     8637 ST. GEORGES            DE
     8641 WILMINGTON             DE
     8667 NEWARK                 DE
     8669 WILMINGTON             DE
    28206 LISBON                 ME
    28215 WESTBROOK              ME
    28226 WINDHAM                ME
    28231 AUGUSTA                ME
    29721 BALTIMORE              MD
    29763 RANDALLSTOWN           MD
    30161 MILFORD                MA
    30315 S. WEYMOUTH            MA
    30326 GARDNER                MA
    30327 STOUGHTON              MA
    30332 METHUEN                MA
    30344 RANDOLPH               MA
    30351 ROCKLAND               MA
    30352 WATERTOWN              MA
    30363 WEYMOUTH               MA
    30374 DEDHAM                 MA
    30375 HINGHAM                MA
    30392 ASHLAND                MA
    30409 HYDE PARK              MA
    30412 PITTSFIELD             MA
    30436 WORCESTER              MA
    30438 NEW BEDFORD            MA
    30439 TAUNTON                MA
    30466 CLINTON                MA
    30468 FOXBORO                MA
    30472 GROVELAND              MA
    30488 HYANNIS                MA
    30506 HOLYOKE                MA
    30518 GROVELAND              MA
    30524 FALMOUTH               MA
    30537 SOMERSET               MA
    30545 METHUEN                MA
    30546 ROCKLAND               MA
    30548 WILLIAMSTOWN           MA
    30551 FAIRHAVEN              MA
    30552 BELLINGHAM             MA
    30558 SEEKNOK                MA

                          INVESTMENT-ENVIRONMENTAL

 LOCATION
-------------------------------------
    #             CITY         STATE
-------------------------------------
    30559 WALPOLE                MA
    30561 N. ANDOVER             MA
    30562 WESTFORD               MA
    30600 LOWELL                 MA
    30601 FRAMINGHAM             MA
    30602 AUBURN                 MA
    30603 METHUEN                MA
    30604 AMESBURY               MA
    30605 GEORGETOWN             MA
    30606 IPSWICH                MA
    30607 SALISBURY              MA
    30609 BEVERLY                MA
    30611 HAVERHILL              MA
    30612 CHATHAM                MA
    30618 LOWELL                 MA
    30619 METHUEN                MA
    30621 NEWBURYPORT            MA
    30623 ORLEANS                MA
    30624 PEABODY                MA
    30627 SALEM                  MA
    30629 TEWKSBURY              MA
    30630 TWIN MILL (WAREHAM)    MA
    30631 FALMOUTH               MA
    30632 W. YARMOUTH            MA
    30633 WESTFORD               MA
    30635 YARMOUTH               MA
    30636 BRIDGEWATER            MA
    30644 CANTON                 MA
    30646 STOUCHTON              MA
    30651 WORCESTER              MA
    30652 AUBURN                 MA
    30653 BARRE                  MA
    30654 WORCESTER              MA
    30655 BROCKTON               MA
    30656 MILLBURY               MA
    30658 WORCESTER              MA
    30660 DUDLEY                 MA
    30663 WORCESTER              MA
    30664 HYANNIS                MA
    30665 LEOMINSTER             MA
    30666 WORCESTER              MA
    30668 WORCESTER              MA
    30669 NORTH BOROUGH          MA
    30670 POCASSET               MA
    30671 CLINTON                MA
    30672 W. BOYLSTON            MA
    30673 WORCESTER              MA
    30674 SOUTHBRIDGE            MA
    30675 WORCESTER              MA
    30676 S. YARMOUTH            MA

                          INVESTMENT-ENVIRONMENTAL

 LOCATION
-------------------------------------
    #             CITY         STATE
-------------------------------------
    30677 STERLING               MA
    30679 WORCESTER              MA
    30680 FRAMINGHAM             MA
    30682 WAREHAM                MA
    30683 WESTBOROUGH            MA
    30684 HARWICHPORT            MA
    30685 WORCESTER              MA
    30686 WORCESTER              MA
    30687 FITCHBURG              MA
    30688 WORCESTER              MA
    30689 CHERRY VALLEY          MA
    30690 FRAMINGHAM             MA
    30692 SOUTHBRIDGE            MA
    30693 OXFORD                 MA
    30694 WORCESTER              MA
    30696 FITCHBURG              MA
    30697 WORCESTER              MA
    30700 FRAMINGHAM             MA
    30702 MILFORD                MA
    30704 UXBRIDGE               MA
    30710 WORCESTER              MA
    55211 DERRY                  NH
    55234 PLAISTOW               NH
    55235 GILFORD                NH
    55236 SOMERSWORTH            NH
    55237 SALEM                  NH
    55238 LONDONDERRY            NH
    55239 ROCHESTER              NH
    55241 HAMPTON                NH
    55245 NASHUA                 NH
    55246 PELHAM                 NH
    55247 PEMBROKE               NH
    55249 ROCHESTER              NH
    55250 ROCHESTER              NH
    55251 SALEM                  NH
    55252 SEABROOK               NH
    55253 SOMERSWORTH            NH
    55254 EXETER                 NH
    55256 CANDIA                 NH
    55257 EPPING                 NH
    55258 EPSOM                  NH
    55261 MILFORD                NH
    55264 PORTSMOUTH             NH
    55265 PORTSMOUTH             NH
    55267 SALEM                  NH
    55268 SEABROOK               NH
    56003 MCAFEE                 NJ
    56005 HAMBURG                NJ
    56009 WEST MILFORD           NJ
    56028 WILLINGBORO            NJ

                          INVESTMENT-ENVIRONMENTAL

 LOCATION
-------------------------------------
    #             CITY         STATE
-------------------------------------
    56039 NUTLEY                 NJ
    56046 TOMS RIVER             NJ
    56051 WALL TOWNSHIP          NJ
    56056 UNION                  NJ
    56062 CRANBURY               NJ
    56064 SPOTSWOOD              NJ
    56065 NEW BRUNSWICK          NJ
    56075 ELIZABETH              NJ
    56079 BAYONNE                NJ
    56084 BASKING RIDGE          NJ
    56086 DEPTFORD               NJ
    56088 SEWELL                 NJ
    56101 TRENTON                NJ
    56102 LODI                   NJ
    56113 SPRING LAKE            NJ
    56116 CLIFTON                NJ
    56117 SEWELL                 NJ
    56132 ASBURY PARK            NJ
    56142 PATERSON               NJ
    56149 BRICK TOWNSHIP         NJ
    56156 OCEAN CITY             NJ
    56157 WHITING                NJ
    56169 MONTVALE               NJ
    56215 NEPTUNE                NJ
    56230 NEWARK                 NJ
    56251 NESHANIC STATION       NJ
    56253 PINE HILL              NJ
    56258 TUCKERTON              NJ
    56260 W. DEPTFORD            NJ
    56262 ATCO                   NJ
    56263 SOMERVILLE             NJ
    56271 MATAWAN                NJ
    56276 FORT LEE               NJ
    56803 BERGENFIELD            NJ
    56809 RAHWAY                 NJ
    56815 LINDEN                 NJ
    56818 BLOOMFIELD             NJ
    56821 SOUTH ORANGE           NJ
    56844 NUTLEY                 NJ
    56852 ENGLEWOOD              NJ
    56868 CLIFTON                NJ
    56871 JERSEY CITY            NJ
    56873 WATCHUNG               NJ
    56877 GREEN VILLAGE          NJ
    56891 BLOOMFIELD             NJ
    56893 PARLIN                 NJ
    56896 COLONIA                NJ
    56897 N. BERGEN              NJ
    56915 RIDGEWOOD              NJ
    56919 WAYNE                  NJ

                          INVESTMENT-ENVIRONMENTAL

 LOCATION
-------------------------------------
    #             CITY         STATE
-------------------------------------
    56921 WASHINGTON             NJ
    56922 PARAMUS                NJ
    56924 GARFIELD               NJ
    56925 JERSEY CITY            NJ
    56926 FORT LEE               NJ
    56933 BELFORD                NJ
    56935 EATONTOWN              NJ
    56939 MONMOUTH BCH           NJ
    56962 TRENTON                NJ
    56987 BEVERLY                NJ
    56999 WEST ORANGE            NJ
    58006 ROCKVILLE CENTRE       NY
    58007 GLENDALE               NY
    58012 BELLAIRE               NY
    58014 BRONX                  NY
    58015 BROOKLYN               NY
    58018 BAYSIDE                NY
    58019 YONKERS                NY
    58021 DOBBS FERRY            NY
    58022 N. MERRICK             NY
    58025 WHITE PLAINS           NY
    58027 GREAT NECK             NY
    58031 GLEN HEAD              NY
    58034 PT. WASHINGTON         NY
    58041 WESTBURY               NY
    58042 TUCKAHOE               NY
    58046 EAST HILLS             NY
    58049 YONKERS                NY
    58053 BROOKLYN               NY
    58069 LYNBROOK               NY
    58071 ST. ALBANS             NY
    58072 RHINEBECK              NY
    58073 RIDGEWOOD              NY
    58077 BROOKLYN               NY
    58079 BROOKLYN               NY
    58087 BAYSHORE               NY
    58092 ARDSLEY                NY
    58101 YONKERS                NY
    58108 WHITE PLAINS           NY
    58111 SCARSDALE              NY
    58112 EASTCHESTER            NY
    58114 NEW ROCHELLE           NY
    58119 BROOKLYN               NY
    58121 NEW ROCHELLE           NY
    58123 BROOKLYN               NY
    58154 BRONX                  NY
    58161 YONKERS                NY
    58173 GLENVILLE              NY
    58184 YONKERS                NY
    58205 NEW YORK               NY

                          INVESTMENT-ENVIRONMENTAL

 LOCATION
-------------------------------------
    #             CITY         STATE
-------------------------------------
    58218 ALBANY                 NY
    58220 LONG ISLAND CITY       NY
    58254 ALBANY                 NY
    58260 RENSSELAER             NY
    58263 MT. KISCO              NY
    58297 SALT POINT             NY
    58315 ROTTERDAM              NY
    58329 OSSINING               NY
    58347 ELLENVILLE             NY
    58367 CHATHAM                NY
    58393 HYDE PARK              NY
    58401 SHRUB OAK              NY
    58409 NEW YORK               NY
    58411 EAST MEADOW            NY
    58415 BROOKLYN               NY
    58441 STATEN ISLAND          NY
    58442 STATEN ISLAND          NY
    58471 CEDARHURST             NY
    58505 BRONX                  NY
    58513 BRONX                  NY
    58514 NEW YORK               NY
    58526 OZONE PARK             NY
    58532 MT. VERNON             NY
    58535 PELHAM MANOR           NY
    58542 NEW YORK               NY
    58543 FREEPORT               NY
    58547 ASTORIA                NY
    58548 MOHEGAN LAKE           NY
    58553 STATEN ISLAND          NY
    58557 E. ELMHURST            NY
    58558 STATEN ISLAND          NY
    58563 MERRICK                NY
    58567 GUILDERLAND CTR.       NY
    58573 WANTAGH                NY
    58574 SMITHTOWN              NY
    58582 TROY                   NY
    58584 BROOKLYN               NY
    58585 ARVERNE                NY
    58587 REGO PARK              NY
    58592 NEW YORK               NY
    58596 MIDDLETOWN             NY
    58598 OCEANSIDE              NY
    58602 MANHASSET              NY
    58605 HOWARD BEACH           NY
    58616 BRONX                  NY
    58703 SCHENECTADY            NY
    58704 BALLSTON SPA           NY
    58705 BALLSTON SPA           NY
    58710 COLONIE                NY
    58711 DELMAR                 NY

                          INVESTMENT-ENVIRONMENTAL

 LOCATION
-------------------------------------
    #             CITY         STATE
-------------------------------------
    58712 ELLENVILLE             NY
    58713 FT. EDWARD             NY
    58714 FT. PLAIN              NY
    58715 GLENS FALLS            NY
    58716 GLOVERSVILLE           NY
    58718 HALFMOON               NY
    58719 GREEN ISLAND           NY
    58720 HANCOCK                NY
    58721 HYDE PARK              NY
    58722 LATHAM                 NY
    58723 BALLSTON SPA           NY
    58724 MELROSE                NY
    58725 MILLERTON              NY
    58726 NEW WINDSOR            NY
    58727 NISKAYUNA              NY
    58730 PLEASANT VALLEY        NY
    58731 POUGHKEEPSIE           NY
    58733 QUEENSBURY             NY
    58735 ROTTERDAM              NY
    58737 GUILDERLAND            NY
    58739 S. GLENS FALLS         NY
    58740 TROY                   NY
    58741 WARRENSBURG            NY
    58743 HUDSON FALLS           NY
    58744 MECHANICVILLE          NY
    58745 ALBANY                 NY
    58750 MECHANICVILLE          NY
    58751 NEWBURGH               NY
    58753 KINGSTON               NY
    58754 RENSSELAER             NY
    58759 RHINEBECK              NY
    58760 PORT EWEN              NY
    58761 CATSKILL               NY
    58762 CATSKILL               NY
    58764 CATSKILL               NY
    58766 HUDSON                 NY
    58768 SAUGERTIES             NY
    58769 FREEHOLD               NY
    58770 COXSACKIE              NY
    58771 GREENVILLE             NY
    58772 QUARRYVILLE            NY
    58774 MONSEY                 NY
    58776 KINGSTON               NY
    58780 RENSSELAER             NY
    58785 MENANDS                NY
    58786 HOUSICK FALLS          NY
    58788 BREWSTER               NY
    58790 BARDONIA               NY
    58793 VALATIE                NY
    58794 CAIRO                  NY

                          INVESTMENT-ENVIRONMENTAL

 LOCATION
-------------------------------------
    #             CITY         STATE
-------------------------------------
    58796 VISTA                  NY
    58797 LEEDS                  NY
    58798 POUGHKEEPSIE           NY
    58802 PINE BUSH              NY
    58804 COPAKE                 NY
    58806 RED HOOK               NY
    58808 W. TAGHKANIC           NY
    58812 RAVENA                 NY
    58822 CROTON FALLS           NY
    67101 BANGOR                 PA
    67215 PHILADELPHIA           PA
    67227 ALLENTOWN              PA
    67243 BRYN MAWR              PA
    67244 CONSHOHOCKEN           PA
    67249 PHILADELPHIA           PA
    67253 HUNTINGDON VALLEY      PA
    67254 FEASTERVILLE           PA
    67255 PHILADELPHIA           PA
    67258 PHILADELPHIA           PA
    67265 PHILADELPHIA           PA
    67266 PHILADELPHIA           PA
    67269 HATBORO                PA
    67271 HAVERTOWN              PA
    67272 MEDIA                  PA
    67274 PHILADELPHIA           PA
    67275 MILMONT PARK           PA
    67276 PHILADELPHIA           PA
    67278 ALDAN                  PA
    67282 BRISTOL                PA
    67288 TREVOSE                PA
    67298 HAVERTOWN              PA
    67299 ABINGTON               PA
    67301 HATBORO                PA
    67367 CLIFTON HIGHTS         PA
    67381 ALDAN                  PA
    67396 MEDIA                  PA
    67398 ROSLYN                 PA
    67401 CLIFTON HIGHTS         PA
    67402 PHILADELPHIA           PA
    67405 MORRISVILLE            PA
    67409 PHILADELPHIA           PA
    67415 PHOENIXVILLE           PA
    67416 LEVITTOWN              PA
    67418 LANGHORNE              PA
    67419 POTTSTOWN              PA
    67422 BOYERTOWN              PA
    67423 QUAKERTOWN             PA
    67425 SOUDERTON              PA
    67426 LANSDALE               PA
    67431 FURLONG                PA

                          INVESTMENT-ENVIRONMENTAL

 LOCATION
-------------------------------------
    #             CITY         STATE
-------------------------------------
    67432 COOPERSBURG            PA
    67433 DOYLESTOWN             PA
    67434 RICHBORO               PA
    67435 PENNDEL                PA
    67436 WEST CHESTER           PA
    67437 NORRISTOWN             PA
    67531 TRAPPE                 PA
    67580 GETTYSBURG             PA
    67598 LINWOOD                PA
    67599 ELIZABETHTOWN          PA
    67601 NORTH HILLS            PA
    67602 NEWTOWN SQUARE         PA
    67604 ALLENTOWN              PA
    67607 PHILADELPHIA           PA
    67610 PHILADELPHIA           PA
    67615 PHILADELPHIA           PA
    67617 PALMER TOWNSHIP        PA
    67623 FARIFIELD              PA
    67624 NEW OXFORD             PA
    67626 LITTLESTOWN            PA
    67627 HANOVER                PA
    67635 YORK                   PA
    67636 DOVER                  PA
    67638 GLEN ROCK              PA
    67639 CARLISLE               PA
    67640 CARLISLE               PA
    67641 BOILING SPRINGS        PA
    67647 HANOVER                PA
    67649 BIGLERVILLE            PA
    67650 NEW OXFORD             PA
    67654 HARRISBURG             PA
    68002 MIDDLETOWN             RI
    68007 PROVIDENCE             RI
    68120 EAST PROVIDENCE        RI
    68611 PAWTUCKET              RI
    68619 CRANSTON               RI
    68622 PAWTUCKET              RI
    68623 BARRINGTON             RI
    68629 WARWICK                RI
    68642 PORTSMOUTH             RI
    69004 EPHRATA                PA
    69005 DAUPHIN                PA
    69010 YORK                   PA
    69012 GETTYSBURG             PA
    69016 POTTSVILLE             PA
    69019 POTTSVILLE             PA
    69406 ALLENTOWN              PA
    69407 LANCASTER              PA
    69408 BETHLEHEM              PA
    69409 EASTON                 PA

                          INVESTMENT-ENVIRONMENTAL

 LOCATION
-------------------------------------
    #             CITY         STATE
-------------------------------------
    69415 BETHLEHEM              PA
    69416 LANCASTER              PA
    69417 SCHAEFFERSTOWN         PA
    69419 HAMBURG                PA
    69420 READING                PA
    69421 MILLERSVILLE           PA
    69422 MANHEIM                PA
    69424 MOUNTVILLE             PA
    69425 EBENEZER               PA
    69426 BETHLEHEM              PA
    69428 INTERCOURSE            PA
    69430 REINHOLDS              PA
    69431 BOYERTOWN              PA
    69436 WEST GROVE             PA
    69439 OXFORD                 PA
    69440 POTTSTOWN              PA
    69443 EPHRATA                PA
    69444 READING                PA
    69445 ROBESONIA              PA
    69449 YORK                   PA
    69466 KENHORST               PA
    69472 LEOLA                  PA
    69476 SHREWSBURY             PA
    69483 RED LION               PA
    69484 READING                PA
    69485 ROTHSVILLE             PA
    69495 HARRISBURG             PA
    69497 ADAMSTOWN              PA
    69503 LANCASTER              PA
    69504 NEW HOLLAND            PA
    69505 CHRISTIANA             PA
    69507 LANCASTER              PA
    69672 READING                PA
    69673 WYOMISSING HILLS       PA
    69676 ST.CLAIR               PA
    69680 REIFFTON               PA
    69681 W. READING             PA
    69682 ARENDTSVILLE           PA
    69683 MOHNTON                PA
    69684 ST.THOMAS              PA
    69685 CARLISLE               PA
    69688 BONNEAUVILLE           PA
    69690 MCCONNELLBURG          PA
    76112 BENNINGTON             VT
      694 SITES

                                  EXHIBIT F


                          DEALERS/LESSEES IN DEFAULT
                            AS OF JANUARY 31, 1997


Region 1
          00631        Daniel P. Belanger                Palmer, Ma.
          30654        Howard Rhone                      Worcester, Ma.

Region 2
          06722        Sydney Tulloch                    Bloomfield, Ct.
          06826        Salvatore Dilciano                Hartford, Ct.

          58146        Manjit Josen                      Riverhead, N.Y.
          58295        Pt. Jefferson Car Care            Port Jefferson, N.Y.

Region 3
          00195        Frank & David Esposito            Staten Island, N.Y.
          00396        Stacy Celiberti                   Staten Island, N.Y.
          58558        Santorelli & Reggiero             Staten Island, N.Y.

          00654        Aslam Kahn                        Somerset, N.J.
          56065        Karl Jordan                       New Brunswick, N.J.
          56906        George Koenemund                  Old Bridge, N.J.

Region 4
          00114        M. Moreno/M. Anazagasty           Bronx, N.Y.
          00329        J. Guzman                         Bronx, N.Y.
          00350        Pascack Little Star               Spring Valley, N.Y.
          00379        Jagdish Patel                     W. Haverstraw, N.Y.
          58161        Odel Getty Inc.                   Yonkers, N.Y.
          58513        E.L. Grant Hway                   Bronx, N.Y.
          58730        D&K Virk Lts.                     Pleasant Valley, N.Y.

          00572        Darren Mancusi                    Oakhurst, N.J.
          56925        Androus Corp.                     Jersey City, N.J.
          95713        J. Czaja/J. Mocasrski             Jersey City, N.J.

                                                              SCHEDULE 1
                                                              [TO EXHIBIT-10.2]
                                 SCHEDULE OF
                           INITIAL TERM FIXED RENT
                            BY INDIVIDUAL PROPERTY






















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